ASSIGNMENT AND ASSUMPTION OF EARN-IN AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF EARN-IN AGREEMENT (this "Assignment Agreement") is made and entered into as of this 9th day of November 2022, at 12:01 a.m. prevailing Pacific Time (the "Effective Time"), by and among Orevada Metals Inc., a Nevada corporation ("Assignor"), US Gold Corp., a Nevada corporation ("U.S. Gold"), Nevada Gold Mines LLC, a Delaware limited liability company ("Assignee"), Renaissance Exploration, Inc., a Nevada corporation ("RenEx"), and Orogen Royalties Inc., a British Columbia corporation ("Orogen"). Assignor, Assignee, U.S. Gold, RenEx and Orogen sometimes may be referred to in this Assignment Agreement individually as a "Party", and collectively as the "Parties".

RECITALS

A. RenEx and Assignor are parties to an Exploration Earn-In Agreement dated February 15, 2019, a memorandum of which was recorded in the official records of Eureka County, Nevada, on May 1, 2020, at Doc. No. 2020-240433, as amended by that certain First Amendment to Earn-in Agreement dated December 17, 2019, which was recorded in the official records of Eureka County, Nevada, on May 8, 2020, at Doc. No. 2020-240463 (collectively, the "Earn-In Agreement"), pursuant to which RenEx granted Assignor the right to explore and earn an interest in certain unpatented mining claims held by RenEx (the "Claims"). The Earn-In Agreement is attached hereto as **Exhibit A**.

B. RenEx is now a wholly-owned subsidiary of Orogen. Assignor is now an indirect wholly-owned subsidiary of U.S. Gold.

C. Assignor desires to assign all of its right, title and interest in, and delegate all of its obligations and liabilities under, the Earn-In Agreement to Assignee, and Assignee desires to accept such assignment and assume such obligations and liabilities (the "Assignment").

D. The Earn-In Agreement requires the prior written consent of RenEx to an assignment by Assignor. RenEx is willing to consent to the Assignment and to release Assignor from all liability under the Earn-In Agreement from and after the Effective Time.

E. Simultaneously with the execution and delivery of this Assignment Agreement, RenEx, Orogen and Assignee have entered into an Amended and Restated Earn-In Agreement (as the same may be renewed, amended or amended and restated from time to time, the "A&R Earn-In Agreement"), with the intention that it take effect immediately upon the effectiveness of the Assignment.

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Assignment. Subject to the terms and conditions of this Assignment Agreement, as of the Effective Time, Assignor hereby (a) fully and absolutely grants, assigns, transfers and

conveys to Assignee all of Assignor's right, title and interest in and to the Earn-In Agreement and any interest it may have in the Claims, in each case free and clear of any liens, mortgages, deeds of trust, pledges, options, security interests, claims, charges or other encumbrances created by, through or under Assignor; and (b) delegates to Assignee all of Assignor's obligations and liabilities under the Earn-In Agreement.

2. Assumption. Subject to the terms and conditions of this Assignment Agreement, as of the Effective Time, Assignee hereby (a) accepts such assignment of Assignor's right, title and interest in and to the Earn-In Agreement and the Claims; (b) accepts such delegation of Assignor's obligations and liabilities under the Earn-In Agreement, except the Indemnified Claims (defined below); (c) assumes and agrees to be bound by all of the terms of the Earn-In Agreement; and (d) agrees to keep, perform, fulfill and observe all of the terms, covenants, obligations, agreements and conditions required to be kept, performed, fulfilled and observed by Assignor under the Earn-In Agreement, in each case, from and after the Effective Time, subject to the A&R Earn-In Agreement.

3. Indemnification. Assignor hereby agrees to indemnify, release and hold harmless Assignee from and against any and all claims, lawsuits, liabilities and demands made against Assignee in connection with the Earn-In Agreement arising from any acts and/or omissions of Assignor occurring prior to the Effective Time (collectively, the "Indemnified Claims").

4. Consideration. As consideration for the Assignment, Assignee shall pay to U.S. Gold, as the designee of Assignor, on the Effective Time the sum of $2.75 million (the "Cash Consideration") by wire transfer of immediately available funds into a single bank account designated by U.S. Gold to Assignee prior to the Effective Time. In addition to the Cash Consideration, upon, but only upon, the exercise by Assignee of the Option and the transfer of the Property (each as defined in the A&R Earn-In Agreement) to Assignee, Assignee will (a) grant to U.S. Gold, as the designee of Assignor, a 0.50% net smelter returns royalty (the "Royalty") by means of a Net Smelter Returns Royalty Agreement in the form attached hereto as **Exhibit B** (the "Royalty Agreement"), and (b) provide to U.S. Gold an Indemnity Agreement in the form attached hereto as **Exhibit C** (the "Indemnity Agreement"), as additional consideration for the Assignment. If at any time Assignee delivers an Exercise Election (as defined in the A&R Earn-In Agreement) to RenEx or its successors in interest, Assignee shall contemporaneously deliver notice of such Exercise Election to U.S. Gold, as the designee of Assignor, and Assignee and U.S. Gold shall execute and deliver the Royalty Agreement and the Indemnity Agreement simultaneously with the Closing (as defined in the A&R Earn-In Agreement).

5. Information and Data. In connection with the Assignment, Assignor shall deliver to Assignee all books and records related to the Earn-In Agreement and the activities of Assignor under the Earn-In Agreement, including books of account, ledgers, machinery and equipment maintenance records, supplier lists, production data, assay reports, drill logs, core samples, exploration reports, geotechnical reports, environmental studies, mine plans, correspondence, submissions to governmental authorities or other third parties, operational documents, nonproprietary mining and reserve models, sales records, strategic plans, material and research, including all technical records, files, papers, surveys and plans or specifications (the "Information and Data"); *provided* that Assignor shall be permitted to retain copies of Information and Data, as may be needed for corporate or tax purposes.

6. Disclaimers. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF ASSIGNOR IN THIS ASSIGNMENT AGREEMENT AND THE EARN-IN AGREEMENT, AND SUBJECT TO THE ESTOPPEL AFFIRMATION SET FORTH IN SECTION 7, ASSIGNOR IS ASSIGNING THE EARN-IN AGREEMENT, ANY INTEREST OF ASSIGNOR IN THE CLAIMS, AND THE INFORMATION AND DATA TO ASSIGNEE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, COMMON LAW, OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE, AND RELEASE (AND ASSIGNEE ACKNOWLEDGES IT HAS NOT RELIED UPON) ANY WARRANTY OF MERCHANTABILITY, CONDITION, OR ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, IN EACH CASE WHETHER EXPRESS, IMPLIED, STATUTORY, COMMON LAW, OR OTHERWISE; AND, SUBJECT TO THE EXPRESS REPRESENTATIONS AND WARRANTIES OF ASSIGNOR IN THIS ASSIGNMENT AGREEMENT AND THE EARN-IN AGREEMENT, ASSIGNOR EXPRESSLY DISCLAIMS THE ACCURACY, COMPLETENESS, OR MATERIALITY OF SUCH INFORMATION AND DATA, AND ASSIGNEE ACCEPTS THE SAME, "AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE."

7. Consent; Estoppel; Release. Each of RenEx and Orogen, on its own behalf and on behalf of its affiliates and its predecessors-in-interest, hereby consents to the Assignment and fully releases Assignor, U.S. Gold, their affiliates and their predecessors and successors-in-interest from any obligation or liability whatsoever arising under or related to the Earn-In Agreement, from and after the Effective Time. Each of Assignor, RenEx and Orogen hereby affirms to each other and to Assignee that each of Assignor, RenEx and Orogen has fully performed under the terms and conditions of the Earn-In Agreement through and until the Effective Time and that neither Assignor nor RenEx or Orogen has any claims for default, damages or otherwise under the Earn-In Agreement. Each Party agrees that the other Parties may rely upon this estoppel in agreeing to the terms and conditions of this Assignment Agreement.

8. Authority. Each Party hereby represents and warrants that it has the corporate or limited liability company power and authority, as applicable, and has taken all requisite corporate or limited liability company action, as applicable, to authorize the execution and delivery of this Assignment Agreement and to perform its obligations hereunder.

9. Further Assurances. From time to time after the Effective Time, each Party shall execute and deliver such documents and instruments as may be reasonably requested by the other Parties in order to carry out the purposes and intent of this Assignment Agreement. In addition, after the Effective Time, Assignor shall deliver to Assignee such Information and Data as it may discover from time to time, including pursuant to reasonable requests from Assignee.

10. Successors and Assigns. This Assignment Agreement and the covenants and obligations contained herein shall extend to and be binding upon and every benefit hereof shall inure to the Parties and their respective successors and assigns. Assignee's obligation to grant the Royalty to U.S. Gold pursuant to the Royalty Agreement, and to provide the Indemnity Agreement, in each case as provided in Section 4, shall survive any renewal, amendment, restatement or amendment and restatement of the A&R Earn-In Agreement. Any assignment of the A&R Earn-In Agreement by Assignee shall include an express provision that the assignment is subject to (and

that the assignee thereunder agrees to assume) the obligations of Assignee under this Assignment Agreement.

11. Recording. Assignee, at its cost, shall record a Memorandum of this Agreement in the records of Eureka County, Nevada, in the form attached to this Assignment Agreement as **Exhibit D**.

12. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regarding the Nevada principles of conflicts of law.

13. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed will be deemed to be an original and when taken together shall constitute the entire and same agreement.

[SIGNATURE PAGE FOLLOWS]

ASSIGNOR:

OREVADA METALS INC.

By:____________________________
Name: Eric Alexander
Title: Secretary/Treasurer

ASSIGNEE:

NEVADA GOLD MINES LLC

By: [signature]
Name: Hiliary Wilson
Title: Secretary

U.S. GOLD:

U.S. GOLD CORP.

By:___________
Name: Eric Alexa
Title: CFO and Se

OROGEN:

OROGEN ROYALTIES INC.

____
l
d CEO

RENEX:

RENAISSANCE EXPLORATION, INC.

By:____________________________
Name: Paddy Nicol
Title: Director

ASSIGNOR:

OREVADA METALS INC.

By: ____________________
Name: Eric Alexander
Title: Secretary/Treasurer

ASSIGNEE:

NEVADA GOLD MINES LLC

By: ____________________
Name: Hiliary Wilson
Title: Secretary

U.S. GOLD:

U.S. GOLD CORP.

By: ____________________
Name: Eric Alexander
Title: CFO and Secretary

OROGEN:

OROGEN ROYALTIES INC.

By: ____________________
Name: Paddy Nicol
Title: President and CEO

RENEX:

RENAISSANCE EXPLORATION, INC.

By: ____________________
Name: Paddy Nicol
Title: Director

ASSIGNOR:

OREVADA METALS INC.

By:__________________________
Name: Eric Alexander
Title: Secretary/Treasurer

ASSIGNEE:

NEVADA GOLD MINES LLC

By:__________________________
Name: Hiliary Wilson
Title: Secretary

U.S. GOLD:

U.S. GOLD CORP.

By:__________________________
Name: Eric Alexander
Title: CFO and Secretary

OROGEN:

OROGEN ROYALTIES INC.

By:__________________________
Name: Paddy Nicol
Title: President and CEO

RENEX:

RENAISSANCE EXPLORATION, INC.

By:__________________________
Name: Paddy Nicol
Title: Director

EXHIBIT A

Earn-In Agreement

[See Attached]

EXPLORATION EARN-IN AGREEMENT

THIS EXPLORATION EARN-IN AGREEMENT (the "Agreement") is made and entered into as of February 15, 2019 (the "Effective Date"), by and between RENAISSANCE EXPLORATION, INC. ("RenEx"), a Nevada corporation, whose address is 4750 Longley Lane, Suite 106, Reno, Nevada 89502, and Orevada Metals Inc. ("Orevada"), a Nevada corporation whose address for purposes hereof is 625 W Nevso Drive, Station 2, Las Vegas, Nevada 89103-3763.

RECITALS

A. RenEx is the owner of 102 unpatented mining claims covering certain public lands, a description of which is attached herewith as "Exhibit A-1" - all of which are located in Elko County, Nevada (collectively, the "Claims"). The Claims controlled by RenEx form the Maggie Creek Project (the "Project") as more particularly described on Exhibit "A-2" attached to this Agreement.

B. RenEx desires to grant to Orevada and Orevada desires to acquire the exclusive right to explore, evaluate and develop the Project, and to earn up to a 70% undivided interest in the Project, and all easements, rights-of-way, water rights and other appurtenances associated therewith (collectively, the "Property"), pursuant to the terms and conditions of this Agreement

AGREEMENT

NOW, THEREFORE, for and in consideration of the Payment (as defined in paragraph A.1(a)), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and the mutual promises, covenants and conditions herein contained and recited, RenEx and Orevada agree as follows:

A. GRANT OF EARN-IN RIGHTS

1. RenEx hereby grants to Orevada the exclusive right and option to earn-in and acquire up to a 70% undivided interest in the Property (the "Option") on the terms and conditions set out below.

(a) In consideration for the grant of the Option under this Section 1, Orevada shall pay RenEx US$15,000 plus the aggregate amount of the BLM and County claim fees paid by RenEx for the current assessment year (being a total of US$15,810 from September 1, 2018 to August 31, 2019 for the BLM claims, and a total of US$1,224 from November 1, 2018 to October 31, 2019 for the County claim fees) in respect of the Property (collectively the "Payment") within 45 days of the execution of this Agreement. RenEx shall provide written evidence of payment of the BLM and County claim fees paid by RenEx for the current assessment year within 30 days of the execution of this Agreement.

(b) Pursuant to the Option, Orevada may earn an initial 50% interest ("Initial Earn-in") by completing US$4.5 Million in exploration and development expenditures as listed in subsection A.1(b)(i) and making the payments to RenEx as listed in subsection A.1(a) and A.1(b)(ii). In addition Orevada will have a right to increase its interest to a 70% interest in the Property by producing a feasibility study in respect of any portion of the Property prepared in accordance with Exhibit B attached hereto (the "Feasibility Study") by the end of the ninth year of this Agreement.

(i) To earn an initial 50% interest, Orevada shall expend a minimum of US$4.5 million (the "Aggregate Work Obligation") in Exploration and Development Expenses (as defined below) with respect to the Property, as follows:

1st Agreement year US $100,000 (the "First Work Obligation")

2nd Agreement year US $200,000 (the "Second Work Obligation")

3rd Agreement year US $500,000

4th Agreement year US $700,000

5th Agreement year US $1,000,000

6th Agreement year US $1,000,000

7th Agreement year US $1,000,000

Any excess expenditure after satisfaction of the First and Second Work Obligations shall be carried forward and applied to subsequent years' expenditure requirements, and the expenditures may be accelerated by Orevada in its sole discretion. Orevada shall provide RenEx with a report of its Exploration and Development Expenses incurred on or for the benefit of the Property, not later than 60 days after the end of each Agreement year. If Orevada elects not to meet the minimum work obligation during any Agreement year but desires to keep this Agreement in full force and effect, or if for any reason it is subsequently determined that the minimum work obligation was not completed during any Agreement year, then, in order to keep the Option in good standing Orevada shall pay the amount of any agreed-upon deficiency to RenEx, within 30 days after the parties reach agreement as to the amount of the deficiency or the deficiency is determined in accordance with Section M, or as the parties may otherwise agree.

(ii) Upon completing the Initial Earn-in expenditures, Orevada shall vest its 50% interest by paying to RenEx US$250,000, up to US$125,000 of which may be paid in shares of Orevada or Orevada's parent or successor corporation, provided such shares are listed on Toronto Stock Exchange, TSX Venture Exchange or Canadian Stock Exchange (or their equivalent), at Orevada's sole election.

(iii) Upon completing and providing an accounting of Orevada's initial earn-in expenditure of US$4.5 Million, RenEx shall have 14 days for verification and acceptance, after which Orevada shall pay to RenEx US$250,000 as listed above in section A.1(b)(ii). Orevada

may elect (the “Bump-up Election”) within 60 days of making the payment to RenEx, to increase its interest by an additional 20% (for a total interest of 70%) by producing a Feasibility Study by the end of the ninth year of this Agreement (the “Bump-up Option”).

(c) If Orevada has made the Bump-up Election and has not produced a Feasibility Study by the end of the ninth year of this Agreement, and does not elect to terminate its Bump-up Option, Orevada shall complete the following in order to satisfy the Bump-up Option, (i) expend a minimum of US$1,000,000 in work commitment funds, and (ii) pay US$100,000 to RenEx beginning at the end of the ninth year of this Agreement and each year thereafter until either a Feasibility Study is completed; or Orevada otherwise terminates its Bump-up Option, in which case Orevada and RenEx will each have a 50% ownership interest in the Property and all future work will be funded on a pro-rata basis subject to standard dilution for non-participation in future Property expenditures.

(d) Orevada shall be the operator and shall have full control over the content of work programs and annual expenditure amounts during the period during which Orevada has the right to exercise the Option (the Earn-in Period”). Orevada’s rights shall also include all other rights necessary or incident to or for the performance of its activities under this Agreement, including, but not limited to, the authority to apply for all necessary permits, licenses and other approvals from the United States of America, the State of Nevada or any other governmental or other entity having regulatory authority over any part of the Property. Notwithstanding any other provision of this Agreement to the contrary, the timing, manner, nature and extent of any exploration, development, or any other activities or operations on the Property under this Agreement shall be in the sole discretion of Orevada, and there shall be no express or implied covenant under this Agreement to begin or continue any such operations or activities (Orevada’s agreement to make the payment to RenEx and to maintain the claims making up the Property being acknowledged by RenEx as sufficient consideration for all of the rights granted to Orevada under this Agreement). Orevada may, in its own discretion engage Renaissance to assist with operations during the earn-in phase, subject to the terms outlined in Exhibit C.

The parties acknowledge and agree that other than the Payment pursuant to Section A.1(a), the First Work Obligation and the Second Work Obligation, Orevada has no obligation to incur Exploration and Development Expenses or any other obligations pursuant to this Section A.

B. TRANSFER OF INTEREST

1. Upon Orevada having made the Payment to RenEx in accordance with Section A.1(a) and completing Exploration and Development Expenditures and making the payments in accordance with Sections A.1(b)(i) and (ii), Orevada shall provide RenEx with written notice of such completion. Within 14 days of such notice, and following acceptance by RenEx, Orevada shall have a vested a 50% undivided interest in the Property without any further action being required by any party, free and clear of all liens, claims and encumbrances arising by, through or under RenEx. RenEx shall deliver to Orevada a special warranty deed (in form and substance

reasonably acceptable to Orevada) conveying to Orevada or the joint venture a 50% undivided interest in the Property, free and clear of all liens, claims and encumbrances arising by, through or under RenEx.. Upon Orevada having made the Payment to RenEx in accordance with paragraph A.1(a) and completing Exploration and Development Expenditures and making the payments in accordance with Sections A.1(b)(i) and (ii), and having timely completed the Feasibility Study as set out in section A.1, Orevada shall provide RenEx with written notice of such completion together with a copy of the Feasibility Study. RenEx shall review the document and notify Orevada within 60 days that Orevada has vested a 70% undivided interest in the Property without any further action being required of it. RenEx shall deliver to Orevada a special warranty deed (in form and substance reasonably acceptable to Orevada) conveying to Orevada or the joint venture up to a 70% undivided interest in the Property, free and clear of all liens, claims and encumbrances arising by, through or under RenEx.

2. Upon Orevada having acquired a 50% or 70% undivided interest in the Property, as the case may be, Orevada and RenEx shall enter into a formal joint venture agreement, generally in accordance with the Rocky Mountain Mineral Law Foundation Exploration, Development and Mine Operating Agreement (Model Form 5A), or as the parties otherwise agree, and including the concepts set forth in Section E below. Orevada will be initial operator of the joint venture. The parties agree to begin good faith negotiations of the joint venture agreement at any time during the period during which Orevada has the right to exercise the Option (the "Earn-In Period") when requested by Orevada.

C. REPRESENTATIONS, WARRANTIES AND COVENANTS

1. RenEx represents and warrants to Orevada that:

(a) The Project is accurately described in Exhibit "A-1" and "A-2 attached hereto, RenEx is the owner and is in exclusive possession thereof, and the Property is free and clear of all liens, claims and encumbrances, subject to the underlying royalties detailed in Exhibit D. (b) As to each of the Claims, subject to the paramount title of the United States of America: (i) the Claims were properly located and monumented, free and clear of any conflicting claims of which RenEx is aware, (ii) location notices and certificates and required maps were properly posted, recorded and filed for each of the Claims; (iii) all filings and recordings required to maintain the Claims in good standing through the Effective Date of this Agreement, including evidence that the required claim maintenance fees, have been timely and properly made in the appropriate governmental offices; and (iv) all required annual claim maintenance fees, BLM fees, property taxes and other payments necessary to maintain the Claims through the assessment year ending September 1, 2018, have been timely and properly made.

(c) All operations and activities conducted by or on behalf of RenEx on the Claims have been conducted in compliance with applicable federal, state and local laws, rules and regulations, including without limitation Environmental Laws. No reclamation work is required on the Property.

(d) RenEx is duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and is qualified to do business and in good standing under the laws of the State

of Nevada. RenEx has the requisite corporate power and capacity to carry on business as presently conducted, to enter into this Agreement, and to perform all of its obligations hereunder.

(e) There are no outstanding agreements, leases or options (whether oral or written) which contemplate the acquisition of the Claims or any interest therein by any other person or entity.

(f) RenEx owns and controls a 100% interest in the Project.

(g) The entering into of this Agreement and the performance by RenEx of its obligations hereunder will not violate or conflict with any applicable law or any order, decree or notice of any court or other governmental agency, nor conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which RenEx is a party or by which it is bound.

(h) All requisite corporate action on the part of RenEx, and on the part of its officers, directors, and shareholders, necessary for the execution, delivery, and performance by it of this Agreement and all other agreements contemplated hereby, have been taken. This Agreement and all agreements and instruments contemplated hereby are, and when executed and delivered by it (assuming valid execution and delivery by the other party), will be, legal, valid, and binding obligations of it enforceable against it in accordance with their respective terms. Notwithstanding the foregoing, no representation is made as to the availability of equitable remedies for the enforcement of this Agreement or any other agreement contemplated hereby. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

(i) To the best of its knowledge, information and belief, there are no adverse environmental conditions at the Property that could result in a violation of or liability under any federal, state or local laws, rules or regulations concerning protection of the environment or human health and safety ("Environmental Laws"). In conducting activities on the Property, RenEx has complied with all applicable Environmental Laws as they relate to the Property and there have been no breaches of or liabilities caused or permitted to arise by RenEx under any Environmental Laws. RenEx has not received notification from any person, including without limitation, any governmental authority, of any potential breach or alleged breach of any applicable Environmental Laws relating to the Property or of any inspection or possible inspection or investigation by any governmental authority under any applicable Environmental Laws relating to the Property. RenEx has not received any notification of and has no knowledge of the presence of any contaminants (including hazardous substances or materials, dangerous goods, chemicals or toxic wastes) in the soil or water in, on or under the Property and RenEx has not been the subject of any claims or incurred any expenses in respect of the presence of any contaminants in the soil or water in, on or under the Property.

(j) To the best of knowledge of RenEx, there is no circumstance that would prevent any and all governmental licenses and permits required to carry out exploration, development, mining, processing and reclamation operations on the Property from being obtained, as and when necessary.

(k) RenEx has obtained all consents required under any agreements to which it is a party and all required consents and approvals from governmental agencies and any stock exchange, as necessary for it to execute, deliver and perform its obligations under this Agreement.

(l) There are no actions, suits or proceedings pending or, to the knowledge of RenEx, threatened against or affecting the Property, including any actions, suits, or proceedings being prosecuted by any federal, state or local department, commission, board, bureau, agency, or instrumentality. To the knowledge of RenEx, it is not subject to any order, writ, injunction, judgment or decree of any court or any federal, state or local department, commission, board, bureau, agency, or instrumentality which relates to the Property.

(m) RenEx will assist Orevada in making applications for required exploration permits or other required approvals from regulatory authorities required in order to conduct exploration on the Property. Such assistance will be conducted under the provisions contained in Exhibit C.

2. Orevada represents and warrants to RenEx that:

(a) Orevada is duly incorporated under the laws of Nevada and is in good standing. Orevada has the requisite corporate power and capacity to carry on business as presently conducted, to enter into this Agreement, and to perform all of its obligations hereunder.

(b) The entering into of this Agreement and the performance by Orevada of its obligations hereunder will not violate or conflict with any applicable law or any order, decree or notice of any court or other governmental agency, nor conflict with, or result in a breach of, or accelerate the performance required by any contract or other commitment to which Orevada is a party or by which it is bound.

(c) All requisite corporate action on the part of Orevada, and on the part of its officers, directors and shareholders, necessary for the execution, delivery and performance by it of this Agreement and all other agreements contemplated hereby, have been taken. This Agreement and all agreements and instruments contemplated hereby are, and when executed and delivered by it (assuming valid execution and delivery by the other party), will be legal, valid and binding obligations of its enforceable against it in accordance with their respective terms. Notwithstanding the foregoing, no representation is made as to the availability of equitable remedies for the enforcement of this Agreement. Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

(d) Orevada has obtained all consents required under any agreement to which it is a party and all required consents and approvals from governmental agencies and any stock exchange, as necessary for it to execute, deliver and perform its obligations under this Agreement.

(e) In the event that Orevada requests that RenEx assist in specified exploration and development activities to be conducted on or for the benefit of the Property, the provisions contained in Exhibit C shall apply.

D. TERMINATION OF AGREEMENT

1. Orevada may in its sole discretion terminate this Agreement at any time by giving not less than 30 days prior written notice to that effect to RenEx. Upon expiry of the 30 day notice period, or if the Agreement is terminated pursuant to any other provision of this Agreement, the Agreement will be of no further force and effect. Upon such termination, Orevada shall have no further obligation to incur Exploration and Development Expenses on or for the benefit of the Property and shall have no further obligations or liabilities to RenEx under this Agreement or with respect to the Property (including without limitation liability for lost profits or consequential damages as a result of an election by Orevada to terminate this Agreement), other than (a) as set forth in the remainder of this Section, and (b) to reclaim (in accordance with applicable law) any disturbances of the Property made by Orevada. RenEx hereby agrees to grant Orevada such access to the Property as is reasonably necessary to complete any required reclamation. At any time Orevada may, at its option, terminate its interest in some but less than all of the Claims by written notice to RenEx, provided that if such notice (or notice of termination of this Agreement in its entirety) is received by RenEx after June 30th of any year, Orevada shall remain obligated to pay the BLM claim maintenance fees (and make all filings and recordings required in connection therewith) for those Claims to which such termination applies for the upcoming assessment year. To the extent Orevada terminates its interest in some but less than all of the Claims, this Agreement shall remain in full force and effect with respect to the remaining Claims.

2. In the event Orevada is in default in the observance or performance of any of Orevada's covenants, agreements or obligations under this Agreement, RenEx may give written notice of such alleged default specifying the details of same. Orevada shall have 30 days following receipt of said notice (or, in the event Orevada in good faith disputes the existence of such a default, 30 days after a final, non-appealable order of a court of competent jurisdiction finding that such a default exists) within which to remedy any such default described therein, or to diligently commence action in good faith to remedy such default. If Orevada does not cure or diligently commence to cure such default by the end of the applicable 30-day period, then RenEx shall have the right to terminate this Agreement by providing 30 days advance written notice to Orevada. In the event of such termination, the provisions of Section D.1 shall apply with respect to the parties' ongoing obligations and liabilities.

E. PARTICIPATION AT THE JOINT VENTURE STAGE

1. During the Earn-In Period Orevada will have the option to fund all Exploration and Development Expenses on the Property and will be the operator.

2. At such time as Orevada earns a 50% or 70% undivided interest, as the case may be, in the Property, the parties will thereafter participate in expenditures on the Property in accordance with their respective interests therein, or have their interest diluted in accordance with a straight-line dilution formula, as set forth in the joint venture agreement.

3. If through dilution the interest of a party is reduced to less than 10%, then that party's participating interest shall automatically be converted to a 2% net smelter royalty interest (the "**2% Non-Participating NSR**"). If third party properties are acquired with royalties within the

Area of Interest (the "**AOI Royalties**"), the 2% Non-Participating NSR described above shall be reduced by the amount of the AOI Royalties but not below 1%. The maximum royalty on the Property, inclusive of existing royalties held by third parties, shall be 4%.

.

F. RIGHTS DURING EARN-IN PERIOD

1. During the Earn-In Period, Orevada and its employees, agents and independent contractors shall have the exclusive right to enter upon the Property and to conduct such prospecting, exploration, development or other mining work thereon and thereunder as they desire and as is permitted by federal and Nevada laws. Orevada's activities on the Property may include any activities for which the costs would qualify as Exploration and Development Expenses, as well as the removal of mineral samples for the purpose of, and in amounts appropriate for, testing such mineral samples, including bulk sampling, and in addition Orevada shall have the right to bring upon and erect upon the Property such buildings, plants, machinery and equipment as Orevada may deem necessary or desirable to carry out such activities.

2. Orevada in its sole discretion will decide any matter concerning the conduct of its prospecting, exploration, development or other mining activities on the Property.

3. In the conduct of its exploration, development and other activities on the Property, Orevada shall be responsible for compliance with applicable laws and regulations, including laws and regulations related to exploration, development, mining and reclamation in connection with the activities it conducts on the Property. Orevada shall have no liability whatsoever to RenEx with respect to reclamation relating to activities on the Property prior to the Earn-In Period.

4. Orevada, so long as it has not terminated this Agreement in whole or in part, shall be responsible for timely payment of required BLM claim maintenance fees, property taxes, and any other payments required to maintain the Property. Orevada shall also be responsible for timely filing and recording of all documents required to evidence the payment of required claim maintenance fees. As long as it complies with the obligations set forth in this Section F.4, Orevada shall have no liability whatsoever to RenEx as a result of a loss of any of the Claims due to a challenge by any third party or the U.S. government.

5. Subject to RenEx's prior written approval (which shall not be unreasonably withheld), Orevada shall have the full, exclusive right, but not the obligation, to abandon (including abandonment and relocation as millsites), relocate, amend, defend contests or adverse actions or suits and negotiate settlement thereof with respect to any and all of the Claims, and RenEx shall cooperate with Orevada and shall execute any and all documents necessary or desirable in the opinion of Orevada to further such amendments, relocations, contests, adverse actions or suits, or settlement of such contests or adverse actions or suits. Orevada shall not be liable to RenEx for the loss of any of the Claims as a result of such abandonments, amendments, relocations, contests or adverse actions or suits, so long as the same are undertaken in good faith.

6. All exploration and related data generated by either party must be provided to both parties in as close to near real time as reasonable. This includes having RenEx on the email list for copies of preliminary and final assay results, draft and final reports and other time sensitive material. In addition, RenEx may request copies of any other data or information pertaining to the Project at any time and this must be provided by Orevada within a reasonable time frame.

G. FORCE MAJEURE

If Orevada should be delayed in or prevented from performing any of the terms, covenants or conditions of this Agreement by reason of a cause beyond the control of Orevada, whether or not foreseeable, including fires, floods, earthquakes, subsidence, ground collapse or landslides, interruptions or delays in transportation or power supplies, strikes, lockouts, wars, acts of God, native title claims, inability to obtain required governmental permits or approvals in a timely manner, government regulation or interference (but excluding a lack of funds), then any such failure on the part of Orevada to so perform shall not be deemed to be a breach of this Agreement and the time within which Orevada is obliged to comply with any terms, covenants or conditions of this Agreement shall be extended by the period of all such delays. Orevada shall give notice in writing to RenEx forthwith and for each new cause of delay or prevention shall set out in such notice particulars of the cause, and the date on which the same arose, and shall take all reasonable steps to remove the cause of such delay or prevention, and shall also give notice immediately following the date that such cause ceases to exist.

H. AREA OF INTEREST

1. Any interest or rights to acquire (a) any interest in mining claims or in other real property interests within the area described in Exhibit "A-2" (the Area of Interest") or (b) contiguous claims or other mineral rights that may extend beyond the Area of Interest, acquired during the Earn-In Period by or on behalf of either party or any affiliate (as defined in Section I.1 below) or subsidiary of either party shall become subject to the terms and provisions of this Agreement in accordance with the provisions of Section H.2. It is acknowledged that RenEx is in active negotiations to acquire adjoining Properties and Orevada will assist in these negotiations as reasonably required.

2. Within 30 days after the acquisition of such additional property, all or any portion of which lies within the Area of Interest (or constitutes contiguous claims or other mineral rights that may extend beyond the Area of Interest), the acquiring party shall notify the other party of such acquisition. Such notice shall describe in detail the acquisition, the lands, the nature of the interest therein, the mining claims or other real property interest covered thereby, and the acquisition cost. In addition to such notice, the acquiring party shall make any and all information concerning the additional property available to the other party. The other party shall then have 30 days after receipt of such notice and information to elect in its sole discretion to include such additional interest in the Property.

3. All costs incurred by Orevada for acquiring additional property that becomes subject to this Agreement shall accrue toward the Orevada Aggregate Work Obligation as provided in Section A.1.(b)(i). Should RenEx be the acquiring party and Orevada elects to accept the

additional property into the Property, Orevada shall reimburse RenEx for its acquisition costs, and the amount of such reimbursement shall accrue toward the Aggregate Work Obligation.

4. If a party elects not to include such an additional interest as part of the Property, then with respect to that additional interest, either party shall be free to take actions with respect to and dispose of such interest without any obligation to the other party.

5. All real property interests and any new claims accepted to the Property must be acquired in the name of RenEx, Inc until such time as Orevada has vested its 50% interest in the Property and elected to form a joint venture on a 50/50 basis in respect of the Property, or Orevada has vested its 70% interest in the Property.

I. ASSIGNMENT

1. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns. Orevada may, upon the prior written approval of RenEx, which approval shall not be unreasonably withheld, assign this Agreement to other parties that are not affiliated with Orevada at any time, provided that the assignee agrees in writing to assume all Orevada's obligations under this Agreement. Upon such assignment, or an assignment to an affiliate (as described below), Orevada shall have no further obligations or liabilities under this Agreement. At any time, and without the consent of either Party , either Party may assign this Agreement (a) to one or more of its affiliates upon the affiliate assuming all obligations under this Agreement ("affiliate" meaning any entity which directly or indirectly controls or is controlled by, or under common control with, the Party); (b) in connection with a pledge by either Party for financing purposes, (c) in connection with a corporate merger or reorganization involving either Party, or (d) in connection with a sale of all or substantially all of either Party's assets.

2. Except as otherwise provided in Section 1, if either party (the "**Selling Party**") desires to transfer all or any part of its rights hereunder, the other party (the "**Remaining Party**") shall have a right of first offer to acquire such interests as provided in this Section 2:

(a) if the Selling Party intends to transfer all or any of its rights hereunder, it shall promptly notify the Remaining Party of its intentions. The Remaining Party shall have 30 days from the date such notice is delivered to notify the Selling Party whether it elects to acquire the offered interest and the terms and conditions thereof and the price (the "**Offered Price**") therefore. The consideration payable for the offered interest shall be in cash unless the parties hereto agree otherwise;

(b) if the Remaining Party does so elect, and the Selling Party is not agreeable to the terms and conditions offered by the Remaining Party, the Selling Party shall have 45 days following receipt of the offer from the Remaining Party to sell the interest to an arm's length third party upon terms and conditions no less favorable than

those offered by the Remaining Party, including that the offer price shall not be less than an amount that is 10% greater than the Offered Price;

(c) if the Remaining Party does not so elect within the period provided for in Section I.2(a), the Selling Party shall have 45 days following the expiration of such period to consummate the transfer to an arm's length third party upon such terms and conditions as are satisfactory to the Selling Party; and

(d) if the Selling Party fails to consummate the transfer to a third party within the period set forth in Sections 2(b) and (c), the right of first offer of the Remaining Party in such offered interest shall be deemed to be revived. Any subsequent proposal to transfer such interest shall be conducted in accordance with all of the procedures set forth in this Section I.2.

J. INDEMNIFICATION

1. Orevada agrees to indemnify, defend and hold harmless RenEx (and its officers, directors, successors and assigns) from and against any and all debts, liens, claims, causes of action, administrative orders and notices, costs (including, without limitation, response and/or remedial costs), personal injuries, losses, damages, liabilities, demands, interest, fines, penalties and expenses, including reasonable attorney's fees and expenses, consultant's fees and expenses, court costs and all other out-of-pocket expenses, suffered or incurred by RenEx and its successors as a result of: (a) any breach by Orevada of any of its representations, warranties and covenants set forth in this Agreement, or (b) any operations or activities engaged in by Orevada on the Property, including without limitation any matter, condition or state of fact involving Environmental Laws or hazardous materials which may arise after the Effective Date of this Agreement and that is caused by Orevada.

2. RenEx agrees to indemnify, defend and hold harmless Orevada (and its officers, directors, successors and assigns) from and against any and all debts, liens, claims, causes of action, administrative orders and notices, costs (including, without limitation, response and/or remedial costs), personal injuries, losses, damages, liabilities, demands, interest, fines, penalties and expenses, including reasonable attorney's fees and expenses, consultant's fees and expenses, court costs and all other out-of-pocket expenses, suffered or incurred by Orevada and its successors as a result of: (a) any breach by RenEx of any of its representations, warranties and covenants set forth in this Agreement, or (b) any operations or activities engaged in by RenEx on the Property, including without limitation any matter, condition or state of fact involving Environmental Laws or hazardous materials which may exist prior to the Effective Date of this Agreement or which may arise after the Effective Date of this Agreement and that is caused by RenEx.

3. The parties hereto, within 5 days after the service of process upon either of them in a lawsuit, including any notices of any court action or administrative action (or any other type of

action or proceeding), or promptly after either of them, to its respective knowledge, shall become subject to, or possess actual knowledge of, any damage, liability, loss, cost, expense, or claim to which the indemnification provisions of this Section J relate, shall give written notice to the other party setting forth the fact relating to the claim, damage, or loss, if available, and the estimated amount of the same. "Promptly" for purposes of this paragraph shall mean giving notice within 5 days. Failure to receive prompt notification shall not relieve either party of its indemnification obligations hereunder unless such party is materially prejudiced thereby. Upon receipt of such notice relating to a lawsuit, the indemnifying party shall be entitled to (i) participate at its own expense in the defense or investigation of any claim or lawsuit or (ii) assume the defense thereof, in which event the indemnifying party shall not be liable to the indemnified party for legal or attorney fees thereafter incurred by such indemnified party in defense of such action or claim; provided, that if the indemnified party may have any unindemnified liability out of such claim, such party shall have the right to approve the counsel selected by the indemnifying party, which approval shall not be withheld unreasonably. If the indemnifying party assumes the defense of any claim or lawsuit, all costs of defense of such claim or lawsuit shall thereafter be borne by such party and such party shall have the authority to compromise and settle such claim or lawsuit, or to appeal any adverse judgment or ruling with the cost of such appeal to be paid by such party; provided, however, if the indemnified party may have any unindemnified liability arising out of such claim or lawsuit the indemnifying party shall have the authority to compromise and settle each such claim or lawsuit only with the written consent of the indemnified party, which shall not be withheld unreasonably. The indemnified party may continue to participate in any litigation at its expense after the indemnifying party assumes the defense of such action. In the event the indemnifying party does not elect to assume the defense of a claim or lawsuit, the indemnified party shall have authority to compromise and settle such claim or lawsuit only with the written consent of the indemnifying party, which consent shall not be unreasonably withheld, or to appeal any adverse judgment or ruling, with all costs, fees, and expenses indemnifiable under this Section J hereof to be paid by the indemnifying party. Upon the indemnified party's furnishing to the indemnifying party an estimate of any loss, damage, liability, or expense to which the indemnification provisions of this Section J relate, the indemnifying party shall pay to the indemnified party the amount of such estimate within 10 days after receipt of such estimate.

K. CONFIDENTIALITY

1. All data and information coming into possession of RenEx or Orevada by virtue of this Agreement with respect to the business or operations of the other party, or the Property generally, shall be kept confidential and shall not be disclosed to any person not a party hereto without the prior written consent of the other party, except:

(a) as required by law, rule, regulation or policy of any stock exchange or securities commission having jurisdiction over a party;

(b) as may be required by a party in the prosecution or defense of a lawsuit or other legal or administrative proceedings;

(c) as required by a financial institution in connection with a request for financing relating to development or mining activities; or

(d) as may be required in connection with a proposed conveyance to a third party of an interest in the Property or this Agreement, provided such third party agrees in writing in a manner enforceable by the other party to abide by all of the provisions of this Section K with respect to such data and information.

2. To the extent either party intends to disclose data or information via press release or other similar format as described in Section K.1(a), the disclosing party shall provide the other party with not less than two business days notice of the text of the proposed disclosure, and the other party shall have the right to comment on the same.

L. ENTIRE AGREEMENT

This Agreement contains the entire agreement between the parties relating to the Property.

M. DISPUTE RESOLUTION

The parties hereby agree that any dispute arising under this Agreement shall be subject to the informal dispute resolution procedure set forth in this Section M. For purposes of this Section M, the party asserting the existence of a dispute as to the interpretation of any provision of this Agreement or the performance by the other party of any of its obligations hereunder shall notify the other party of the nature of the asserted dispute. Within seven business days after receipt of such notice, the President of Orevada and the President of RenEx shall arrange for a personal or telephone conference in which they use good faith efforts to resolve such dispute. If those individuals are unable to resolve the dispute, they shall each prepare and, within seven business days after their conference, circulate to the President of Orevada and the President of RenEx a memorandum outlining in reasonable detail the nature of the dispute. Within five business days after receipt of the memoranda, the individuals to whom the memoranda were addressed shall arrange for a personal or telephone conference in which they attempt to resolve such dispute. If those individuals are unable to resolve the dispute, either party may proceed with any legal remedy available to it; provided, however, that the parties agree that any statement made as to the subject matter of the dispute in any of the conferences referred to in this Section M shall not be used in any legal proceeding against the party that made such statement. Any legal proceedings arising out of or relating to this Agreement shall occur in Reno, Washoe County, Nevada. Notwithstanding the foregoing, if Orevada has earned its undivided 50% or 70% interest in the Property, as the case may be, in accordance with the provisions of Section B.1, and RenEx refuses to execute and deliver the deed referred to therein, the parties agree that Orevada may seek an order from a court requiring specific performance of that obligation, as an appropriate and necessary remedy under such circumstances, in addition to any other legal or equitable remedies that may be available.

N. JOINT VENTURE OPERATION

1. Upon the formation of a joint venture between Orevada and RenEx following Orevada earning a 50% or 70% interest in the Property, as applicable, Orevada shall be the operator of the Joint Venture (the "Operator"), at which time a formal Joint Venture Agreement based on Rocky Mountain Mineral Law Foundation Exploration and Development agreement form 5A will be negotiated and entered into by the parties as soon as practicable after, and in any event within 60 days of, Orevada making a request pursuant to Section B.2 that the parties begin good faith negotiations of the joint venture agreement. The position of operator will initially filled by Orevada and thereafter be fulfilled by that party which has the greater interest in the Property unless that party agrees that the other party may act as operator.

2. Annual programs and budgets will be reviewed and approved by a management committee comprised of members from Orevada and RenEx voting in proportion to their ownership interest.

3. The Operator will be entitled to a fee equal to the cost consistent with their then current schedule of charges applied to all projects plus a 10% overhead fee for Exploration and Development Expenditures incurred in excess of US $4.5 million and a fee equal to the cost consistent with their then current schedule of charges applied to all projects plus a 10% overhead fee for mine construction and mine operations. The overhead fee will be reviewed annually by the parties and may be adjusted to provide for no net loss or gain by the Operator. The overhead fee will not apply to BLM fees, lease payments, or to certain large invoice items as is customary and as the parties shall agree.

4. The management committee will be formed generally in accordance with the provisions of Model Form 5A with committee members of each party holding collectively votes in proportion to the interests held by the party they represent.

5. The decision to commence production shall be made by majority approval of the management committee. If the minority party does not vote to commence production, the majority party may elect to move forward by providing the minority partners share of capital on the basis of a loan as defined in 7 below, unless the minority partner will independently provide its share of capital.

6. All exploration, development and related data generated by either party must be provided to both parties in near real time. Operator will also provide reports to RenEx on a quarterly basis.

7. If RenEx elects the financing option then:

(a) RenEx's Participating Interest shall be immediately reduced by 5% (i.e. from 30% to 25% or from 50% to 45%, as applicable) and Orevada's participating interest shall be immediately increased by 5% (i.e., from 70% to 75% or from 50% to 55%, as applicable) for assuming the financial risk; and

(b) Upon commencement of mining on the properties, RenEx shall fully contribute funds for adopted programs and budgets (exploration and sustaining capital) in proportion to its Participating Interest. In the case that RenEx accepts the loan provision, then it shall receive only 90% of that portion of RenEx's distribution

of earnings or dividends from the venture to which RenEx otherwise would be entitled, with the balance of 10% of such portion of RenEx's distribution of earnings or dividends from the venture to be received by Orevada, until such times as the amounts so received equal the aggregate amount of expenditures incurred by Orevada that, but for the Financing Option, would have been payable by RenEx, plus interest thereon from the dates such expenditures were incurred at a rate per annum equal to LIBOR plus two percent (2%). RenEx has the option to repay the loan out of a higher percentage of RenEx's distribution of earnings, at its election. If RenEx elects the Financing Option, then until such time as Orevada is fully reimbursed with interest, Orevada (or its parent company) may elect to report "reserves" and "production" in respect of its economic interesting the Properties, on a declining balance basis.

If RenEx chooses not to participate in the joint venture by formally sending a letter to that effect or chooses not to elect the financing option as per Paragraph N.7., or is unable to provide its own financing, its interest will be diluted in accordance with Rocky Mountain Mineral Law Foundation Exploration and Development agreement.

8. Budgets must be presented to Minority partner 90 days prior to funds required. This includes annual budgets and changes within the annual budget.

O. GENERAL

1. Notice to Orevada or to RenEx shall be sufficiently given if delivered personally, or if sent by prepaid mail or reputable overnight courier, or if transmitted by facsimile to such party:

(a) in the case of a notice to Orevada at:

Orevada Metals Inc.
c/o 16382 Nicole Ridge Road, San Diego, CA 92127

Attention: Mario Stifano
Email: Mstifano1@icloud.com

And

(b) in the case of a notice to RenEx at:

Renaissance Exploration Inc..
4750 Longley Lane, Suite 106
Reno, NV 89502
Attention: Robert P. Felder
FAX: 775-337-1542

or at such other address or addresses as the party to whom such notice or other writing is to be given shall have last notified the party giving the same in the manner provided in this section. Any notice or other writing delivered to the party to whom it is addressed as set forth above shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a business day in the city where the notice is delivered, then such notice or other writing shall be deemed to have been given and received on the next following business day. Any notice or other writing submitted by facsimile or other form of recorded communication shall be deemed to have been given and received on the first business day after its transmission.

2. Each of Orevada and RenEx shall, with reasonable diligence, do all such things and provide all such reasonable assurances and assistance as may be required to consummate the transactions contemplated by this Agreement and each party shall provide such further documents or instruments required by the other party as may reasonably be necessary or desirable in order to give effect to the terms and conditions of this Agreement and carry out its provisions at, before or after the Effective Date.

3. This Agreement may be executed by each of Orevada and RenEx in counterparts and by facsimile, each of which when so executed and delivered shall be an original, but both such counterparts, whether executed and delivered in the original or by facsimile, shall together constitute one and the same agreement. The parties agree to execute and deliver a short form of this Agreement to be prepared by Orevada, which the parties agree Orevada may record in the official records of Elko County, Nevada.

4. All dollar references in this Agreement are to the United States dollars.

5. This Agreement, including all documents annexed hereto and other agreements, documents and other instruments delivered in connection herewith shall be governed by and construed in accordance with the laws of the State of Nevada (other than its rules as to conflicts of law) and the laws of the United States as applicable.

6. The parties agree that this Agreement shall be construed to benefit the parties hereto and their respective permitted successors and assigns only, and shall not be construed to create any third party beneficiary rights in any other party or in any governmental organization or agency, except as specifically set forth in Section 10.

7. In the event that any one or more of the provisions contained in this Agreement or in any other instrument or agreement contemplated hereby shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any such other instrument or agreement contemplated hereby.

8. No implied term, covenant, condition or provision of any kind whatsoever except for good faith and fair dealing shall affect any of the parties' respective rights and obligations hereunder, including, without limitation, rights and obligations with respect to exploration, development, mining, processing and marketing of minerals, and the only terms, covenants, conditions or provisions which shall in any way affect any of their respective rights and obligations shall be those expressly set forth in this Agreement.

9. This Agreement may not be amended or modified, nor may any obligation hereunder be waived, except by writing duly executed on behalf of all Parties, and unless otherwise specifically provided in such writing, any amendment, modification, or waiver shall be effective only in the specific instance and for the purpose it is given.

10. This Agreement is, and the rights and obligations of the parties are, strictly limited to the matters set forth herein. Subject to the provisions of Section H, each of the parties shall have the free and unrestricted right to independently engage in and receive the full benefits of any and all business ventures of any sort whatever, whether or not competitive with the matters contemplated hereby, without consulting the other or inviting or allowing the other to participate therein. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture, or operation of either party, whether adjacent to, nearby, or removed from the Property, and neither party shall have any obligation to the other with respect to any opportunity to acquire any interest in any property outside the Property at any time, or within the Property after termination of this Agreement, regardless of whether the incentive or opportunity of a party to acquire any such property interest may be based, in whole or in part, upon information learned during the course of operations or activities hereunder.

IN WITNESS WHEREOF, the parties have executed this Exploration and Development Agreement effective as of the date first set forth above.

Renaissance Exploration, Inc.
a Nevada corporation

By: [signature]

Name: Robert Felder

Title: President & CEO

Orevada Metals Inc.
a Nevada corporation

By: ____________________

Name: ____________________

Title: ____________________

EXHIBIT A-1

AREA OF INTEREST

The Area of Interest shall be one mile from the exterior boundaries of the existing claim block as shown in Exhibit A-1 and described in Exhibit A-2


0
500
1,000
meters
NORTH
14
13
18
17
23
24
19
20
26
25
30
29
Maggie
Creek
Canyon
Prospect
BOUNDARY

EXHIBIT A-2

(Description of the “Project”)

	Claim General Information			County Information		BLM Information	
	Claim Name	**Claim Owner**	**Date Located**	**County Name**	**Document Number**	**Recorded Date**	**BLM NMC#**
1	MC # 1	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100670
2	MC # 2	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100671
3	MC # 3	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100672
4	MC # 4	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100673
5	MC # 5	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100674
6	MC # 6	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100675
7	MC # 7	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100676
8	MC # 8	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100677
9	MC # 9	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100678
10	MC # 10	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100679
11	MC # 11	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100680
12	MC # 12	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100681
13	MC # 13	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100682
14	MC # 14	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100683
15	MC # 15	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100684
16	MC # 16	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100685
17	MC # 17	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100686
18	MC # 18	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100687
19	MC # 19	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100688
20	MC # 20	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100689
21	MC # 21	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100690
22	MC # 22	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100691
23	MC # 23	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100692
24	MC # 24	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100693
25	MC # 25	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100694
26	MC # 26	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100695
27	MC # 27	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100696
28	MC # 28	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100697
29	MC # 29	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100698
30	MC # 30	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100699
31	MC # 31	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100700

32	MC # 32	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100701
33	MC # 34	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100702
34	MC # 35	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100703
35	MC # 36	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100704
36	MC # 37	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100705
37	MC # 38	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100706
38	MC # 39	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100707
39	MC # 40	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100708
40	MC # 41	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100709
41	MC # 42	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100710
42	MC # 43	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100711
43	MC # 44	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100712
44	MC # 45	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100713
45	MC # 46	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100714
46	MC # 47	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100715
47	MC # 48	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100716
48	MC # 49	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100717
49	MC # 50	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100718
50	MC # 51	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100719
51	MC # 52	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100720
52	MC # 53	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100721
53	MC # 54	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100722
54	MC # 55	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100723
55	MC # 56	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100724
56	MC # 57	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100725
57	MC # 58	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100726
58	MC # 59	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100727
59	MC # 60	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100728
60	MC # 61	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100729
61	MC # 62	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100730
62	MC # 63	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100731
63	MC # 64	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100732
64	MC # 65	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100733
65	MC # 66	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100734
66	MC # 67	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100735
67	MC # 68	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100736
68	MC # 69	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100737
69	MC # 70	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100738
70	MC # 71	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100739
71	MC # 72	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100740

72	MC # 73	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100741
73	MC # 74	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100742
74	MC # 75	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100743
75	MC # 76	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100744
76	MC # 77	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100745
77	MC # 78	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100746
78	MC # 79	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273059
79	MC # 80	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273060
80	MC # 81	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273061
81	MC # 82	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273062
82	MC # 83	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273063
83	MC # 84	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273064
84	MC # 85	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273065
85	MC # 86	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273066
86	MC # 87	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273067
87	MC # 88	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273068
88	MC # 89	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273069
89	MC # 90	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273070
90	MC # 91	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273071
91	MC # 92	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273072
92	MC # 93	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273073
93	MC # 94	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273074
94	MC # 95	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273075
95	MC # 96	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273076
96	MC # 97	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273077
97	MC # 98	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515882
98	MC # 99	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515883
99	MC #100	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515884
100	MC #101	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515885
101	MC #102	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515886
102	MC #103	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515887
103	CV #112	Renaissance Exploration Inc.	3/29/1992	Eureka			NMC650284

EXHIBIT B

"**Feasibility Study**" means a detailed report that is reasonably expected to be suitable to lending, streaming, royalty or private equity institutions for financing purposes that recommends the development of a mine on a portion of the Property and includes at least the following information:

1. A description of that part of the Property to be covered by the proposed mine;

2. The estimated recoverable reserves of minerals and the estimated composition and content thereof;

3. The proposed procedure for development and mining production;

4. results of ore amenability tests (if any);

5. The nature and extent of the mine facilities proposed to be acquired which may include mill facilities, if the size, extent and location of the ore body makes such mill facilities feasible, in which event the report shall also include a preliminary design for such mill;

6. The total costs, including capital budget, which are reasonably required to purchase, construct and install all structures, machinery and equipment required for the proposed mine, including a schedule of timing of such requirements;

7. All environmental impact studies and costs;

8. The period in which it is proposed that the Property be brought into commercial production;

9. A forecast of total cash flow from the proposed mine over the projected life of mine; and

10. Such other data and information as are reasonably necessary to substantiate the existence of a mineral deposit of sufficient size and grade to justify development of a mine, taking into account all relevant business, tax and other economic considerations.

EXHIBIT C

RenEx as operator or contractor prior to Orevada vesting

At Orevada's discretion Orevada may elect to have RenEx carry out all or parts of a work program.

1. Compensation and Payment

(a) RenEx will charge at cost consistent with their current schedule of charges applied to all projects plus a 10% overhead fee.

(b)Orevada will be given a quarterly cash call and a monthly statement of expenditures.

(c) Cash calls are due in 10 days and are delinquent after 30 days. In the event of non-payment after 30 days then this agreement is automatically in default. The remedy will include a service charge of 12% annualized interest rate calculated from the day due.

2. Warranty. RenEx Inc. warrants that it shall perform its services in accordance with the standards of care and diligence normally practiced by members of the profession performing exploration services of a similar nature under similar circumstances.

3. Liability Insurance. RenEx will maintain a minimum of US$1 million in general liability and bodily injury insurance

4. Indemnity. All indemnity provisions and rights provided in the main body of this agreement are in full force and effect.

5. Other. Services performed under this general agreement are in full force and effect regardless of whether RenEx is operator, contractor, or not. Confidentiality, Force Majure, Compliance, Arbitration and all other aspects of the overall agreement are in effect.

EXHIBIT D

Existing Royalties

Royalty in Exchange for Quitclaim-Maggie Creek

THIS AGREEMENT is dated effective as of the 20th day of August, 2015 (the "Effective Date")

BETWEEN:

RENAISSANCE EXPLORATION INC., a corporation incorporated under the laws of Nevada and having an office at 4750 Longley Lane Reno, NV 89502 USA
(**"RenEx"**)

AND:

TIMBERLINE RESOURCES CORPORATION, a corporation incorporated under the laws of Delaware and having an office at 101 E. Lakeside Avenue, Coeur d' Alene, ID 83814 USA
(**"Timberline"**)

AND

WOLFPACK GOLD (NEVADA) CORPORATION, a corporation incorporated under the laws of Nevada and having an office at 101 E. Lakeside Avenue, Coeur d' Alene, ID 83814 USA
(**"Wolfpack"**)

RECITALS:

A. Timberline is a gold and silver exploration companies focused on the discovery of valuable mineral deposits. Wolfpack is a wholly-owned subsidiary of Timberline and currently controls the mineral rights to the property known as Maggie Creek as defined in Exhibit B. Timberline and Wolfpack desire to Quit Claim the Maggie Creek Property to RenEx in exchange for a royalty defined in Exhibit A. For clarity, RenEx agrees to pay all claims fees, lease payments, royalties, or governmental fees that are due to be paid in relation to the Property subsequent to the Effective Date in order to keep all of the claims in good standing, subject to abandonment of any of the Property per Section 5 of this agreement.

B. RenEx is a gold and silver exploration company that desires to accept the Quit Claim deed to the Maggie Creek property in order to explore and define potentially economic mineralization that might lead to royalty payments.

The parties agree as follows:

1 Definitions and Interpretation

1.1 For the purposes of this Agreement:

"Agreement" means this Royalty in Exchange for the Quit-claim agreement.

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"**Property**" means the Maggie Creek property as defined in Exhibit B and any property in the Area of Interest in which RenEx acquires an interest during the term of this Agreement:

"**Area of Interest**" Maggie Creek and the surrounding area as defined in Exhibit B;

"**Business Day**" means any day, other than a Saturday or Sunday, on which banks in Reno Nevada USA are open for commercial banking business during normal banking hours;

"**Confidential Information**" means all information and documents (whether in tangible or electronic form) provided on the Property including without limitation, documents recording or evidencing expenditures made on the Property, correspondence with government authorities or third parties relating to an Property, all maps, assays, surveys, mosaics, aerial photographs, electromagnetic tapes, sketches, drawings, memoranda, drill cores, drill logs, drilling and assay reports, production reports, samples, metallurgical, geological, geophysical, geochemical and engineering data in respect of the Property;

"**Effective Date**" means the date first noted above;

"**NSR Royalty**" means a net smelter returns royalty on the terms contained in Exhibit A;

"**Royalty**" has the meaning defined in Section 3.1;

"**Term**" has the meaning defined in Section 4.1;

1.1.1 The words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement;

1.1.2 The word "including", when following any general statement, term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set out immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter;

1.1.3 Any reference to a statute includes and, unless otherwise specified in this Agreement, is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulation;

1.1.4 The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement;

1.1.5 Words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa; and

1.1.6 all references to currency refer to US dollars, unless otherwise noted.

1.2 The following are the Schedules to this Agreement and are incorporated into this Agreement by reference:

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Exhibit A: Form of Royalty Agreement
Exhibit B: Area of Interest

2 No Partnership Created

2.1 Nothing herein will be construed as creating a partnership of any kind or as imposing upon a party any partnership duty, obligation or liability to any other party.

2.2 Except as expressly provided in this Agreement, each party will have the right independently to engage in and receive full benefits from their respective business activities. Without limiting the generality of the foregoing, the provisions of this Agreement shall not apply to any other activity, venture or operation of a party with respect to any opportunity to acquire assets outside of the Area of Interest at any time, or within the Area of Interest after the termination of this Agreement except as otherwise expressly provided herein.

3 Royalties

3.1 As consideration for the quitclaim deed on the Property to RenEx, RenEx agrees to grant and Wolfpack and Timberline agree that Timberline is hereby granted a 1.0% NSR Royalty on the Property ("NSR Royalty"). RenEx has the right to buy down the entire 1% NSR Royalty for US$1.5 million or fractions thereof at the pro-rata cost (the fraction of the NSR Royalty purchased multiplied by $1.5 million) at any time during the Term of this Agreement. Therefore, a buy down of one-half (0.5) percent of the NSR Royalty would cost US$750,000.

3.2 RenEx acknowledges and agrees to the 2% NSR Royalty payable to Golden Predator US Holding Corp. (the "GPUS Royalty") as described in the Deed of Royalties between Wolfpack Gold (Nevada) Corp. and Gold Standard Royalty Inc. ("Deed of Royalties"), and the Amended Deed of Royalty between Wolfpack Gold (Nevada) Corp. and Golden Predator US Holding Corp. ("Amended Deed of Royalties"). The Deed of Royalties defines the Net Smelter Return Royalties covering wholly owned unpatented mining claims purchased by Wolfpack that do not have underlying lease holders. The end result of the Deed of Royalties and the Amended Deed of Royalties is that Golden Predator US Holding Corp.is the current holder and owner of the GPUS Royalty. The Deed of Royalties is recorded in the Office of the Eureka County Recorder on August 15, 2012, Document 220917, and the Amended of Deed of Royalties is recorded in the Office of the Eureka County Recorder on July 6, 2015, Document 229611.

3.3 This agreement shall be an exhibit attached to any agreement that is made by RenEx on the property, and a full version of the Deed of Royalties and Amended Deed of Royalties will be made available to third parties upon request.

3.4 Timberline, Wolfpack, and Golden Predator US Holding Corp. will receive copies of any agreements that RenEx executes in relation to the Property, including those that could lead to the result of an NSR royalty.

4 Term

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4.1 This Agreement has a term (the "**Term**") for so long as RenEx or successors and assigns has any retained interest in the property. Any Royalty granted to Timberline with respect to the Property will remain in full force and effect for as long as any of the mining concessions comprising the Property is validly subsisting in accordance with law and in accordance with the terms of the applicable Royalty agreement.

5 Abandoned Properties

5.1 In the event that RenEx determines to abandon any interest in the Property, it shall, no later than 30 days before any claims fees, lease payments, royalties, or governmental fees are due to be paid, first give written notice to Timberline, Wolfpack, and Golden Predator US Holding Corp. of such intent to abandon. If such notification is not timely given in writing, then RenEx agrees to pay any and all obligations related to the Property that are due within 30 days of the written notification.

6 Notices

6.1 All notices and other required communications and deliveries to the parties will be in writing given by personal delivery or by electronic means addressed as follows (or to such other address as the parties may specify in writing from time to time):

To:

Timberline

Timberline Resources Corporation
Attention: Steven A. Osterberg, VP Exploration
101 E. Lakeside Avenue
Coeur d'Alene, ID 83814

Fax: 208-664-4860
Email: Osterberg@timberline-resources.com and info@timberline-resources.com

Wolfpack

Wolfpack Gold (Nevada) Corp.
Attention: Steven A. Osterberg, VP Exploration
101 E. Lakeside Avenue
Coeur d'Alene, ID 83814

Fax: 208-664-4860
Email: Osterberg@timberline-resources.com and info@timberline-resources.com

Renaissance Exploration

Renaissance Exploration Inc.
Attention: Richard Bedell, President & CEO
4750 Longley Lane, Suite 106
Reno, NV 89502

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Fax: (775) 337-1542
Email: rbedell@rengold.com

Golden Predator

Golden Predator US Holding Corp.
c/o Till Capital
Attention: William M. Sheriff
11521 North Warren St.
Hayden, ID 83835

Fax: (208) 635-5465
Email: wms@tillcap.com

Any notices and other required communications and deliveries given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic means, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next day if not given during such normal business hours on any day.

IN WITNESS WHEREOF, the parties have executed this Royalty effective as of the date first set forth above.

Renaissance Exploration, Inc.
a Nevada corporation

By: [signature]
Name: Richard L. Bedell
Title: President & CEO

Timberline Resources Corp.
a Delaware corporation

By: [signature]
Name: Steven A. Osterberg
Title: VP Exploration

Wolfpack Gold (Nevada) Corp.
a Nevada corporation

By: [signature]
Name: Steven A. Osterberg
Title: VP Exploration

Exhibit A

NET SMELTER RETURNS

1. Calculation for Timberline Resources Corp 1.0% NSR Royalty.

(a) As used herein, "Payor" means the Party obligated to pay the Production Royalty (and its successors and assigns), and "Payee" means the Party entitled to receive the Production Royalty (and its successors and assigns).

(b) As used herein, "Net Smelter Returns" means the Gross Returns from any and all ores, metals, minerals and materials of every kind and character found in, on, or under the Claims ("Valuable Minerals"), extracted, produced and sold or deemed to have been sold from the Claims, less all Allowable Deductions.

(c) As used herein, "Gross Returns" has the following meanings for the following categories of Valuable Minerals:

(i) If Payor causes refined gold that meets or exceeds the generally accepted commercial standards for refined gold to be produced by an independent third-party refinery from ores mined from the Claims, for purposes of determining the Production Royalty, the refined gold shall be deemed to have been sold in the calendar month in which it was produced at the refinery at the Monthly Average Gold Price for that month. The Gross Returns from such deemed sales shall be determined by multiplying Gold Production during the month by the Monthly Average Gold Price. As used herein, "Gold Production" means the quantity of refined gold that is outturned to Payor's account by the refinery during the calendar month on either a provisional or final settlement basis. If outturn of refined gold is made by the refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by the refinery. As used herein, "Monthly Average Gold Price" means the average London Bullion Market Association P.M. Gold Fix, calculated by dividing the sum of all such prices reported for the month by the number of days for which such prices were reported. If the London Bullion Market Association P.M. Gold Fix ceases to be published, the Monthly Average Gold Price shall be determined by reference to prices for refined gold for immediate delivery in the most nearly comparable established market selected by Payor as such prices are published in "Metals Week" or a similar publication.

(ii) If Payor causes refined silver that meets or exceeds the generally accepted commercial standards for refined silver to be produced by an independent third-party refinery from ore mined from the Claims, for purposes of determining the Production Royalty, the refined silver shall be deemed to have been sold in the calendar month in which it was produced at the Monthly Average Silver Price for that month. The Gross Returns from such deemed sales shall be determined by multiplying Silver Production during the calendar month by the Monthly Average Silver Price. As used herein, "Silver Production" shall mean the quantity of refined silver that is outturned to Payor's account by the refinery during the calendar month on either a provisional or final settlement basis. If outturn of refined silver is made by the refinery on a provisional basis, the Gross Returns shall be based upon the amount of such provisional settlement, but shall be adjusted in subsequent statements to account for the amount of refined metal established by final settlement by the refinery. As used herein, "Monthly Average Silver

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Price" shall mean the average New York Silver Price as published daily by Handy & Harman, calculated by dividing the sum of all such prices reported for the calendar month by the number of days for which such prices were reported. If the Handy & Harman quotation ceases to be published, the Monthly Average Silver Price shall be determined by reference to prices for refined silver for immediate delivery in the most nearly comparable established market selected by Payor as published in "Metals Week" or a similar publication.

(iii) If Payor sells refined metals (other than refined gold and refined silver), doré or concentrates produced from Valuable Minerals from the Claims, the Gross Returns for such refined metals shall be the proceeds actually received by Payor from their sale. If such sales are to an Affiliate, the refined metals, doré, or concentrates shall be deemed, solely for the purpose of computing Gross Returns, to have been sold at prices and on terms no less favorable to Payor than those which would have been received under similar circumstances from an unaffiliated third party. As used herein, "Affiliate" means any person, partnership, limited liability company, joint venture, corporation, or other form of enterprise which Controls, is Controlled by, or is under common Control with NewCo, and "Control" means the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through (A) the legal or beneficial ownership of voting securities or membership interests; (B) the right to appoint managers, directors or corporate management; (C) contract; (D) operating agreement; (E) voting trust; or (F) otherwise.

(d) As used herein, "Allowable Deductions" means the following costs, charges, and expenses incurred or accrued by Payor:

(i) If Payor sells or is deemed to have sold refined gold or refined silver:

(A) all costs, charges and expenses for smelting and refining doré or concentrates to produce the refined gold or refined silver (including handling, processing, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions);

(B) all costs, charges, and expenses for weighing, sampling, determining moisture content and packaging Valuable Minerals and for loading and transportation of ores, minerals, doré or concentrates from the Claims to the refinery or smelter and then to the place of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation); and

(C) actual sales and brokerage costs incurred by Payor.

(ii) If Payor sells refined metals (other than refined gold or refined silver), doré, concentrate or ores:

(A) all costs, charges, and expenses for (I) beneficiation, processing or treatment of such materials at any plant or facility not owned by Payor and (II) smelting or refining to produce a refined metal (including handling, processing, and provisional settlement fees, sampling, assaying and representation costs, penalties, and other processor deductions);

(B) all costs, charges, and expenses for weighing, sampling, determining moisture content and packaging Valuable Minerals and for loading and

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transportation of ores, minerals, doré, concentrates or other products from the Claims (I) to the place of sale, or (II) if such ores or other materials are beneficiated, processed, treated, smelted or refined at any plant or facility more than five (5) miles from the exterior boundary of the Claims, to such plant of facility and then to the place of sale (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay, and forwarding expenses incurred by reason of or in the course of such transportation); and

(C) actual sales and brokerage costs.

(iii) All royalties payable to any governmental agency and all sales, use, severance, Nevada net proceeds of mines and ad valorem taxes and any other tax or governmental levy or fee on or measured by mineral production from the Claims (other than taxes based on income).

(c) Payor shall have the right to market and sell or refrain from selling refined gold, refined silver and other mineral products from the Claims in any manner it may elect, including the right to engage in forward sales, future trading or commodity options trading, and other price hedging, price protection, and speculative arrangements ("Trading Activities") which may involve the possible delivery of gold, silver or other mineral products from the Claims. With respect to Production Royalty payable on refined gold and refined silver and any other Valuable Minerals, Payee shall not be entitled to participate in the proceeds or be obligated to share in any losses generated by Payor's actual marketing or sales practices or by its Trading Activities and no such profits or losses shall be included in Gross Returns.

2. Manner of Payment. Production Royalty payments shall be paid by Payor to Payee (or notice of a credit against Production Royalties as provided above shall be given to Payee) on or before thirty (30) days following the calendar quarter during which Payor shall have received payment for Valuable Minerals sold by Payor or during which Valuable Minerals are deemed sold as provided above. Production Royalties shall accrue to Payee's account upon such final payment or upon being credited to the account of Payor by the smelter, refinery or other ore buyer to Payor for the Valuable Minerals sold and for which the Production Royalty is payable. All Production Royalty payments shall be made at Payor's election by Payor's check or by wire transfer. All Production Royalty payments shall be accompanied by a statement and settlement sheet showing the quantities and grades of Valuable Minerals mined and sold from the Claims, the proceeds of sales, cost, assays and analyses, and other pertinent information in reasonably sufficient detail to explain the calculation of the Production Royalty payment.

3. Payments; Where Made. All payments hereunder shall be sent by certified U.S. mail to Payee at its address as set forth above, or by wire transfer to an account designated by and in accordance with written instructions from Payee. The date of placing such payment in the United States mail by Payor, or the date the wire transfer process is initiated, shall be the date of such payment. Payments by Payor in accordance herewith shall fully discharge Payor's obligation with respect to such payment, and Payor shall have no duty to otherwise apportion or allocate any payment due to Payee or its successors or assigns.

4. Audits; Objections to Payments. Payee, at its sole election and expense, shall have the right to perform, not more frequently than once annually following the close of each calendar year, an audit of Payor's accounts relating to payment of the Production Royalty hereunder by any authorized representative of Payee. Any such inspection shall be for a reasonable length of time during regular business hours, at a mutually convenient time, upon at least five (5) business days prior written notice by Payee. All royalty payments made in any calendar year shall be considered final and in full accord and satisfaction of all obligations of Payor with respect thereto, unless Payee gives written notice describing

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and setting forth a specific objection to the calculation thereof within six (6) months following the close of the annual audit for that calendar year. Payor shall account for any agreed upon deficit or excess in Production Royalty payments made to Payee by adjusting the next quarterly statement and payment following completion of such audit to account for such excess.

5. Conduct of Operations. Payor shall have the sole and exclusive control of all operations on or for the benefit of the Claims, and of any and all equipment, supplies, machinery, and other assets purchased or otherwise acquired or under its control in connection with such operations. Payor may carry out such operations on the Claims as it may, in its sole discretion, determine to be warranted, so long as such operations are conducted in accordance with procedures acceptable in the mining and metallurgical industry. The timing, nature, manner and extent of any exploration, development, mining or processing operations carried out or in connection with the Claims shall be within the sole discretion of Payor, and there shall be no implied covenant whatsoever to begin or continue any such operations. If Payor at any time, and from time to time after commencing operations, desires to shut down, suspend or cease operations for any reason, it shall have the right to do so. Payor may use and employ such methods of mining as it may desire or find most profitable. Payor shall not be required to mine, preserve, or protect in its mining operations any ores, leachates, precipitates, concentrates or other products containing Valuable Minerals which cannot be mined or shipped at a reasonable profit to Payor. Any decision as to the time, manner and form, if any, in which ores or other products containing Valuable Minerals are to be sold shall be made by Payor in its sole discretion.

6. Ore Processing. All determinations with respect to: (a) whether ore from the Claims will be beneficiated, processed or milled by Payor or sold in a raw state; (b) the methods of beneficiating, processing or milling any such ore; (c) the constituents to be recovered therefrom, and (d) the purchasers to whom any ore, minerals or mineral substances derived from the Claims may be sold, shall be made by Payor in its sole and absolute discretion.

7. Ore Samples. The mineral content of all ore mined and removed from the Claims (but excluding ore leached in place) and the quantities of constituents recovered by Payor shall be determined by Payor, or with respect to such ore which is sold, by the mill or smelter to which the ore is sold, in accordance with standard sampling and analysis procedures, and shall be weighted average based on the total amount of ore from the Claims crushed and sampled, or the constituents recovered, during an entire calendar quarter. Upon reasonable advance written notice to Payor, Payee shall have the right to have representatives present at the time samples are taken for the purpose of confirming that the sampling and analysis procedure is standard and acceptable according to accepted industry practices.

8. Commingling of Ores. Payor shall have the right to mix or commingle, either underground, at the surface, or at processing plants or other treatment facilities, any material containing Valuable Minerals mined or extracted from the Claims with ores or material derived from other lands or properties owned, leased or controlled by Payor; provided, however, that before commingling, Payor shall calculate from representative samples the average grade of the ore from the Claims and shall either weigh or volumetrically calculate the number of tons of ore from the Claims to be commingled. As products are produced from the commingled ores, Payor shall calculate from representative samples the average percentage recovery of products produced from the commingled ores during each month. In obtaining representative samples, calculating the average grade of commingled ores and average percentage of recovery, Payor may use any procedures acceptable in the mining and metallurgical industry which Payor believes to be accurate and cost-effective for the type of mining and processing activity being conducted, and Payor's choice of such procedures shall be final and binding upon Payee. In addition, comparable procedures may be used by Payor to apportion among the commingled ores any penalty charges imposed by the smelter or refiner on commingled ores or concentrates. The records relating to commingled ores

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shall be available for inspection by Payee, at Payee's sole expense, at all reasonable times, and shall be retained by Payor for a period of two (2) years.

9. Waste Rock, Spoil and Tailings. Any ore, mine waters, leachates, pregnant liquors, pregnant slurries, and other products or compounds or metals or minerals mined from the Claims shall be the property of Payor, subject to the Production Royalty as provided for in Section 1. The Production Royalty shall be payable only on metals, ores, or minerals recovered prior to the time waste rock, spoil, tailings, or other mine waste and residue are first disposed of as such, and Payor shall be free to use or dispose of such waste and residue in whatever manner it sees fit in its sole discretion. Payor shall have the sole right to dump, deposit, sell, dispose of, or reprocess such waste rock, spoil, tailings, or other mine wastes and residues, and Payee shall have no claim or interest therein other than for the payment of the Production Royalty to the extent any Valuable Minerals are produced and sold therefrom.

10. No Covenants. The parties agree that in no event shall Payor have any duty or obligation, express or implied, to explore for, develop, mine or produce ores, minerals or mineral substances from the Claims, and the timing, manner, method and amounts of such exploration, development, mining or production, if any, shall be in the sole discretion of Payor. Payee acknowledges that the expenditures made by Payor to advance activities on the Claims and the right to the Production Royalty are sufficient consideration for the conversion of its Participating Interest. None of the provisions of this Section 10 or any other provision of this Exhibit D shall be deemed to limit or restrict Payor's ability to sell or otherwise convey or transfer to any third party all or any portion of Payor's interest in the Claims.

11. Nature of Payee's Interest. Payee shall have only a royalty interest in the Claims and any real property interest within the Area of Interest acquired during the term of the joint venture agreement or LLC operating agreement (but no other properties adjacent to or in the vicinity of the Claims or within the Area of Interest) and rights and incidents of ownership of a non-executive royalty owner. Payee shall not have any possessory or working interest in the Claims nor any of the incidents of such interest. By way of example but not by way of limitation, Payee shall not have (a) the right to participate in the execution of applications for authorities, permits or licenses, mining leases, options, farm-outs or other conveyances, (b) the right to share in bonus payments or rental payments received as the consideration for the execution of such leases, options, farm-outs, or other conveyances, or (c) the right to enter upon the Claims and prospect for, mine, drill for, or remove ores, minerals or mineral products therefrom.

RB SAD

Exhibit B
Area of Interest

An area of interest shall encompass only the exterior bounds of the Maggie Creek Claim group as specified in Figure 1 and as listed in Table 1 hereto attached.



Maggie Creek AOI
CV 112
34N 51E
34N 52E
33N 51E
0
0.5
1
2
Miles
N
Timberline
AOI Boundary
Renaissance Gold and
Timberline Resources
Maggie Creek Property
Eureka County, NV
Figure 1
August 2015

Maggie Creek Unpatented Mining Claims

The project consists of 103 unpatented lode mining claims situated in Eureka County, Nevada in Sections 3, 4, 14, 24 and 26, Township 34 North, Range 51 East and Section 30, Township 34 North, Range 52 East, Mount Diablo Base Line and Meridian

Mount Diablo Base Line and Meridian

ClaimName	BLM Serial #	Book #	Page #
MC #1	NMC100670	50	439
MC #2	NMC100671	50	440
MC #3	NMC100672	50	441
MC #4	NMC100673	50	442
MC #5	NMC100674	50	443
MC #6	NMC100675	50	444
MC #7	NMC100676	50	445
MC #8	NMC100677	50	446
MC #9	NMC100678	50	447
MC #10	NMC100679	50	448
MC #11	NMC100680	50	449
MC #12	NMC100681	50	450
MC #13	NMC100682	50	451
MC #14	NMC100683	50	452
MC #15	NMC100684	50	453
MC #16	NMC100685	50	454
MC #17	NMC100686	50	455
MC #18	NMC100687	50	456
MC #19	NMC100688	50	457
MC #20	NMC100689	50	458
MC #21	NMC100690	50	459
MC #22	NMC100691	50	460
MC #23	NMC100692	50	461
MC #24	NMC100693	50	462
MC #25	NMC100694	50	463
MC #26	NMC100695	50	464
MC #27	NMC100696	50	465
MC #28	NMC100697	50	466
MC #29	NMC100698	50	467
MC #30	NMC100699	50	468
MC #31	NMC100700	50	469
MC #32	NMC100701	50	470
MC #34	NMC100702	50	471
MC #35	NMC100703	50	472
MC #36	NMC100704	50	473
MC #37	NMC100705	50	474
MC #38	NMC100706	50	475
MC #39	NMC100707	50	476

RB SAO.

MC #40	NMC100708	50	477
MC #41	NMC100709	50	478
MC #42	NMC100710	50	479
MC #43	NMC100711	50	480
MC #44	NMC100712	50	481
MC #45	NMC100713	50	482
MC #46	NMC100714	50	483
MC #47	NMC100715	50	484
MC #48	NMC100716	50	485
MC #49	NMC100717	50	486
MC #50	NMC100718	50	487
MC #51	NMC100719	50	488
MC #52	NMC100720	50	489
MC #53	NMC100721	50	490
MC #54	NMC100722	50	491
MC #55	NMC100723	50	492
MC #56	NMC100724	50	493
MC #57	NMC100725	50	494
MC #58	NMC100726	50	495
MC #59	NMC100727	50	496
MC #60	NMC100728	50	497
MC #61	NMC100729	50	498
MC #62	NMC100730	50	499
MC #63	NMC100731	50	500
MC #64	NMC100732	50	501
MC #65	NMC100733	50	502
MC #66	NMC100734	50	503
MC #67	NMC100735	50	504
MC #68	NMC100736	50	505
MC #69	NMC100737	50	506
MC #70	NMC100738	50	507
MC #71	NMC100739	50	508
MC #72	NMC100740	50	509
MC #73	NMC100741	50	510
MC #74	NMC100742	50	511
MC #75	NMC100743	50	512
MC #76	NMC100744	50	513
MC #77	NMC100745	50	514
MC #78	NMC100746	50	515
MC #79	NMC273059	111	368
MC #80	NMC273060	111	369
MC #81	NMC273061	111	370
MC #82	NMC273062	111	371
MC #83	NMC273063	111	372
MC #84	NMC273064	111	373
MC #85	NMC273065	111	374
MC #87	NMC273067	111	376
MC #88	NMC273068	111	377

RB SAO

MC #89	NMC273069	111	378
MC #90	NMC273070	111	379
MC #91	NMC273071	111	380
MC #92	NMC273072	111	381
MC #93	NMC273073	111	382
MC #94	NMC273074	111	383
MC #95	NMC273075	111	384
MC #96	NMC273076	111	385
MC #97	NMC273077	111	386
MC #98	NMC515882	184	550
MC #99	NMC515883	184	551
MC #100	NMC515884	184	552
MC #101	NMC515885	184	553
MC #102	NMC515886	184	554
MC #103	NMC515887	184	555
CV #112	NMC650284		

RB SAO

GOLDEN PREDATOR US HOLDING CORPORATION
13403 N. Government Way, Suite 212
Hayden, Idaho 83835
Phone: 208.635.5415

March 2, 2016

Timberline Resources
Attn: Randal Hardy CFO
101 E. Lakeside
Coeur d'Alene, ID 83814

Re: Notice of Transfer of Maggie Creek Royalty, Eureka County, Nevada

Dear Mr. Hardy:

This letter is to provide notice of transfer of royalty interest pursuant to Deed of Royalties dated June 26, 2012 from Wolfpack Gold (Nevada) Corp. to Gold Standard Royalty (Nevada) Inc., recorded as document number 0220917 in Book 535 at page 229 of the real property records of Eureka County, Nevada.

Pursuant to Assignment of Royalty Interest dated as of March 2, 2016, a copy of which is attached hereto, Golden Predator US Holding Corp. has assigned the Maggie Creek royalty to the following party:

> Bronco Creek Exploration, Inc.
> 1815 E. Winsett St.
> Tucson, AZ 85719-6547

Please advise if you need additional information with respect to this matter.

Sincerely,

GOLDEN PREDATOR US HOLDING CORP.

By: William A. Lupien
Name: William A. Lupien
Title: President

BRONCO CREEK EXPLORATION, INC.

By: Jan N. Steiert
Name: Jan N. Steiert
Title: Chief Legal Officer
303-973-8585

Recorded at the request of
and return to:

Jan N. Steiert
Eurasian Minerals Ltd.
10001 W. Titan Road
Littleton, CO 80125

APN: Unpatented Mining Claims

The undersigned hereby affirms that this document does not contain a social security number.

ASSIGNMENT OF ROYALTY INTEREST
(Maggie Creek Property, Eureka County, Nevada)

This Assignment of Royalty Interest (this "**Instrument**") is made this 2nd day of March, 2016, from GOLDEN PREDATOR US HOLDING CORP., a Nevada corporation, whose address is 13403 North Government Way, Suite 212, Hayden Idaho 83835 ("**Assignor**") to BRONCO CREEK EXPLORATION, INC., an Arizona corporation, with an address of 1815 E. Winsett St., Tucson, AZ 85719-6547 ("**Assignee**").

Recitals

A. Assignor owns and possesses a royalty affecting the Maggie Creek Property situated in Eureka County, Nevada (the "Maggie Creek Royalty") pursuant to the following documents:

(1) Asset Purchase Agreement dated June 6, 2012 among Gold Standard Royalty (Nevada) Inc., Golden Predator Corp., Wolfpack Gold (Nevada) Corp. and Wolfpack Gold Corp. (the "**Asset Purchase Agreement**");

(2) Deed of Royalties dated June 26, 2012 from Wolfpack Gold (Nevada) Corp. to Gold Standard Royalty (Nevada) Inc., recorded as document number 0220917 in Book 535 at page 229 of the real property records of Eureka County, Nevada (the "**Deed of Royalties**"); and

(3) Assignment of Royalty Interest dated April 17, 2014 from Nevada Royalty Corp. (successor by merger to Gold Standard Royalty (Nevada) Inc.) to Golden Predator US Holding Corp., recorded as document number 0227537 in Book 567 at page 48 of the real property records of Eureka County, Nevada.

B. The Maggie Creek Royalty affects the properties described in Exhibit A attached hereto.

Assignment and Conveyance

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns, conveys, sells and transfers to Assignee and Assignee's successors and assigns all of Assignor's right, title and interest in the Maggie Creek Royalty,

TOGETHER with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof,

AND TOGETHER with all rights of the owner of the Maggie Creek Royalty under the Asset Purchase Agreement and the Deed of Royalties.

EXECUTED as of the date first set forth above.

GOLDEN PREDATOR US HOLDING CORP.

By: William A. Lupien
Name: William A. Lupien
Title: President

State of California)
County of Riverside) ss.

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

On this 29th day of February, 2016, before me, a Notary Public in and for said State and County, personally appeared William A. Lupien, the President of Golden Predator US Holding Corp., ~~personally known~~ (or proved) to me to be the person who executed the above Assignment of Royalty Interest, and acknowledged to me that (s)he executed the same for the purposes stated therein.

Witness my hand and official seal.

Jeff R. Kall
NOTARY PUBLIC

My commission expires: 1/10/2018

JEFF R. KALLMANN
COMM. # 2051768
NOTARY PUBLIC-CALIFORNIA
RIVERSIDE COUNTY
MY COMM. EXP. JAN 10, 2018

EXHIBIT A

Description of Maggie Creek Royalty

A 2% net smelter returns royalty on all precious metals and a 1% net smelter returns royalty on all other metals and minerals covering the following federal unpatented mining claims in Eureka County, Nevada:

Line No.	BLM Serial No	Claim Name	County Recorder Data	
			Book	Page
1	NMC100670	MC #1	50	439
2	NMC100671	MC #2	50	440
3	NMC100672	MC #3	50	441
4	NMC100673	MC #4	50	442
5	NMC100674	MC #5	50	443
6	NMC100675	MC #6	50	444
7	NMC100676	MC #7	50	445
8	NMC100677	MC #8	50	446
9	NMC100678	MC #9	50	447
10	NMC100679	MC #10	50	448
11	NMC100680	MC #11	50	449
12	NMC100681	MC #12	50	450
13	NMC100682	MC #13	50	451
14	NMC100683	MC #14	50	452
15	NMC100684	MC #15	50	453
16	NMC100685	MC #16	50	454
17	NMC100686	MC #17	50	455
18	NMC100687	MC #18	50	456
19	NMC100688	MC #19	50	457
20	NMC100689	MC #20	50	458
21	NMC100690	MC #21	50	459
22	NMC100691	MC #22	50	460
23	NMC100692	MC #23	50	461
24	NMC100693	MC #24	50	462
25	NMC100694	MC #25	50	463
26	NMC100695	MC #26	50	464
27	NMC100696	MC #27	50	465
28	NMC100697	MC #28	50	466
29	NMC100698	MC #29	50	467
30	NMC100699	MC #30	50	468
31	NMC100700	MC #31	50	469
32	NMC100701	MC #32	50	470
33	NMC100702	MC #34	50	471
34	NMC100703	MC #35	50	472
35	NMC100704	MC #36	50	473

36	NMC100705	MC #37	50	474
37	NMC100706	MC #38	50	475
38	NMC100707	MC #39	50	476
39	NMC100708	MC #40	50	477
40	NMC100709	MC #41	50	478
41	NMC100710	MC #42	50	479
42	NMC100711	MC #43	50	480
43	NMC100712	MC #44	50	481
44	NMC100713	MC #45	50	482
45	NMC100714	MC #46	50	483
46	NMC100715	MC #47	50	484
47	NMC100716	MC #48	50	485
48	NMC100717	MC #49	50	486
49	NMC100718	MC #50	50	487
50	NMC100719	MC #51	50	488
51	NMC100720	MC #52	50	489
52	NMC100721	MC #53	50	490
53	NMC100722	MC #54	50	491
54	NMC100723	MC #55	50	492
55	NMC100724	MC #56	50	493
56	NMC100725	MC #57	50	494
57	NMC100726	MC #58	50	495
58	NMC100727	MC #59	50	496
59	NMC100728	MC #60	50	497
60	NMC100729	MC #61	50	498
61	NMC100730	MC #62	50	499
62	NMC100731	MC #63	50	500
63	NMC100732	MC #64	50	501
64	NMC100733	MC #65	50	502
65	NMC100734	MC #66	50	503
66	NMC100735	MC #67	50	504
67	NMC100736	MC #68	50	505
68	NMC100737	MC #69	50	506
69	NMC100738	MC #70	50	507
70	NMC100739	MC #71	50	508
71	NMC100740	MC #72	50	509
72	NMC100741	MC #73	50	510
73	NMC100742	MC #74	50	511
74	NMC100743	MC #75	50	512
75	NMC100744	MC #76	50	513
76	NMC100745	MC #77	50	514
77	NMC100746	MC #78	50	515
78	NMC273059	MC #79	111	368
79	NMC273060	MC #80	111	369
80	NMC273061	MC #81	111	370
81	NMC273062	MC #82	111	371

82	NMC273063	MC #83	111	372
83	NMC273064	MC #84	111	373
84	NMC273065	MC #85	111	374
85	NMC273066	MC #86	111	375
86	NMC273067	MC #87	111	376
87	NMC273068	MC #88	111	377
88	NMC273069	MC #89	111	378
89	NMC273070	MC #90	111	379
90	NMC273071	MC #91	111	380
91	NMC273072	MC #92	111	381
92	NMC273073	MC #93	111	382
93	NMC273074	MC #94	111	383
94	NMC273075	MC #95	111	384
95	NMC273076	MC #96	111	385
96	NMC273077	MC #97	111	386
97	NMC515882	MC #98	184	550
98	NMC515883	MC #99	184	551
99	NMC515884	MC #100	184	552
100	NMC515885	MC #101	184	553
101	NMC515886	MC #102	184	554
102	NMC515887	MC #103	184	555
103	NMC650284	CV #112		

First Amendment to Earn-in Agreement

This First Amendment to the Earn-in Agreement (this "Amendment") between Renaissance Exploration Inc. a Nevada Corporation ("RenEx"), and Orevada Metals Inc., a Nevada corporation ("Orevada").

Recitals

A. RenEx and Orevada are parties to the Earn-in Agreement on the Maggie Creek Project (the "Agreement") dated effective February 15, 2019.

B. The parties desire to amend the Agreement to allow Orevada an extension of time to complete the First Work Obligation in the amount of US$100,000 and the Second Work Obligation in the amount of US$200,000.

Now, therefore, in consideration of their mutual promises, the parties agree as follows:

1. Section A.1(b)(i) of the Agreement is amended to extend the deadlines for Orevada's performance of the committed First Work Obligation February 15, 2020 ($100,000) and committed Second Work Obligation February 15, 2021 (US$200,000) to June 15, 2021. The deadlines for Orevada's performance of its subsequent annual Work Obligations will now be June 15 of the annual period for such performance. For example, the deadline for performance of the work obligation otherwise due on February 15, 2022, shall be June 15, 2022. This Amendment shall not extend, release or waive any other obligations of Orevada under the Agreement.

2. Except as otherwise provided for in this Amendment, the Agreement remains effective and in good standing.

3. Orevada shall deliver to RenEx a duly executed directors' resolution for the appointment of the officer who executes the Amendment on Orevada's behalf.

Dated effective December 17, 2019.

Orevada Metals Inc.

By ______________________

Name DAVID RECTOR

Title DIRECTOR

Renaissance Exploration Inc.

By ______________________

Robert P. Felder, President & CEO

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT **CIVIL CODE § 1189**

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of Contra Costa)

On January 22, 2020 before me, Kate Cooper Herzog Notary Public,
Date *Here Insert Name and Title of the Officer*

personally appeared David Rector
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

KATE COOPER HERZOG
Notary Public - California
Contra Costa County
Commission # 2306817
My Comm. Expires Oct 23, 2023

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document First Amendment to Earn-In Agreement
Title or Type of Document: ______ Document Date: ______
Number of Pages: ______ Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______
☐ Corporate Officer — Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ______
Signer Is Representing: ______

Signer's Name: ______
☐ Corporate Officer — Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ______
Signer Is Representing: ______

STATE OF NEVADA,)
ss.
COUNTY OF WASHOE.)

This First Amendment to Earn-in Agreement on the Maggie Creek project was acknowledged before me on January 23, 2020, by Robert P. Felder, as President of Renaissance Exploration Inc.

Marilyn Sue Miller
Notary Public

MARILYN SUE MILLER
Notary Public - State of Nevada
Appointment Recorded in Washoe County
No: 14-13953-2 - Expires June 12, 2022

EXHIBIT B

Net Smelter Returns Royalty

[See Attached]

NEVADA GOLD MINES LLC

- AND -

U.S. GOLD CORP.

NET SMELTER RETURNS ROYALTY AGREEMENT

MAGGIE CREEK PROPERTY

NET SMELTER RETURNS ROYALTY AGREEMENT

THIS ROYALTY AGREEMENT dated as of the ● day of _______, ___ 20__

BETWEEN:

Nevada Gold Mines LLC, a Delaware limited liability company with offices at 1655 Mountain City Highway, Elko, Nevada 89801

(the "**Payor**")

AND:

U.S. Gold Corp., a Nevada corporation with office at 1910 East Idaho Street, Suite 102, Box 604, Elko, Nevada 89801

(the "**Recipient**")

WHEREAS Orevada Metals Inc., a Nevada corporation and an indirect wholly-owned subsidiary of Recipient ("**Orevada**") and Renaissance Exploration Inc. ("**RenEx**") are parties to an Exploration Earn-In Agreement dated February 15, 2019, a memorandum of which was recorded in the official records of Eureka County, Nevada, on May 1, 2020, at Doc. No. 2020-240433, as amended by that certain First Amendment to Earn-in Agreement dated December 17, 2019, which was recorded in the official records of Eureka County, Nevada, on May 8, 2020, at Doc. No. 2020-240463 (collectively, the "**Earn-In Agreement**");

AND WHEREAS Recipient, Orevada, RenEx, its parent Orogen Royalties Inc. ("**Orogen**"), and Payor entered into that certain Assignment and Assumption of Earn-In Agreement dated November 9, 2022 (the "**Assignment**");

AND WHEREAS pursuant to the Assignment, Orevada assigned all of its right, title and interest in, and delegated all of its obligations and liabilities under, the Earn-In Agreement to Payor. Simultaneously with the execution and delivery of the Assignment, RenEx, Orogen and Payor entered into an Amended and Restated Earn-In Agreement dated November 9, 2022, a memorandum of which was recorded with the Eureka County Recorder on November 10, 2022 at Doc. No. 2022-248900.

AND WHEREAS pursuant to the Assignment, Payor agreed, among other things, to grant to the Recipient the Royalty on the Property on the terms set out herein;

NOW THEREFORE, for good and valuable consideration (the receipt and sufficiency of which is acknowledged by each of the Parties), the Parties agree as follows:

ARTICLE 1
INTERPRETATION

1.1 Definitions

In this Royalty Agreement, unless otherwise provided:

"**Affiliate**" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. For purposes of the preceding sentence, "control" means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting securities, contract, voting trust or otherwise;

"**Allowable Deductions**" means all costs, charges and expenses paid, incurred, or deemed incurred by the Payor for or with respect to Products including:

(a) charges for offsite treatment in the smelting, refining, solution extraction, electrowinning and other beneficiation processes (including handling, provisional settlement fees, weighing, sampling, assaying, umpire and representation costs, any penalties including penalties for impurities contained in the Product which inhibit smelting, refining or minting, and other processor deductions), but excluding costs of mining, milling, leaching, concentrating and other similar processing;

(b) actual costs of transportation (including loading, freight, insurance, security, surveyor fees, transaction taxes, handling, port fees, demurrage, delay, and forwarding expenses incurred by reason of or in the course of transportation) of Products from the Property to the place of treatment and then to the place of sale and for greater certainty this excludes trucking ore within the project site;

(c) costs or charges for or in connection with insurance, storage, or representation at a smelter or refinery for Products or refined metals;

(d) actual selling and brokerage costs on all Products on proceeds actually received by the Payor; and

(e) sales, use, severance, excise and net proceeds of mine taxes, and any taxes measured by the value of minerals produced, but not including (i) income taxes of the Payor, (ii) business and franchise taxes of the Payor and (iii) royalties payable to the government,

provided where Products are processed on or off the Property in a facility wholly or partially owned by the Payor or an Affiliate of the Payor, Allowable Deductions will not include any costs that are in excess of those that would be incurred on an arm's length basis at market terms, or which would not be Allowable Deductions if those Products were processed by an independent third Person;

"**Applicable Law**" in respect of any Person, property, transaction or event, means all laws, statutes, treaties, regulations, and enforceable judgments, orders and decrees applicable to

that Person, property, transaction or event and, in each case having the force of law, all applicable official directives, rules, protocols, consents, approvals, authorizations and orders of any Governmental Body having or purporting to have authority over that Person, property, transaction or event;

"**Average Cobalt Price**" means the average cobalt price as published by the Metal Bulletin for the grade of cobalt produced (or should that quotation cease, another similar quotation acceptable to the Parties, acting reasonably) calculated by summing such quoted prices reported for each day (or the average of all such prices reported for each such day, if more than one) and dividing the sum by the number of days for which such prices were reported;

"**Average Copper Price**" means the average copper "First Position Settlement" price as published by COMEX on the CME Group Inc. website (or should that quotation cease, another similar quotation acceptable to the Parties, acting reasonably) calculated by summing such quoted prices reported for each day (or the average of all such prices reported for each such day, if more than one) and dividing the sum by the number of days for which such prices were reported;

"**Average Gold Price**" means the average "London Bullion Market Association (LBMA) P.M. USD Gold Fix" as published by the LBMA on its website (or should that quotation cease, the average spot price as published by COMEX on the CME Group website or should that quotation cease, another similar quotation acceptable to the Parties, acting reasonably) calculated by summing such quoted prices reported for each day (or the average of all such prices reported for each such day, if more than one) and dividing the sum by the number of days for which such prices were reported;

"**Average Molybdenum Price**" means the average price for "Molybdenum Drummed molybdic oxide per unit Molybdenum in warehouse" as quoted by "Metal Bulletin" (or, should that publication cease, another similar publication acceptable to the Parties, acting reasonably) calculated by dividing the sum of all such quoted prices reported for the period by the number of days for which such prices were reported;

"**Average Nickel Price**" means the average nickel "Cash Seller and Settlement" price as published by the LME on its website (or should that quotation cease, another similar quotation acceptable to the Parties, acting reasonably) calculated by summing such quoted prices reported for each day (or the average of all such prices reported for each such day, if more than one) and dividing the sum by the number of days for which such prices were reported;

"**Average Palladium Price**" means the average palladium "First Position Settlement" price as published by NYMEX on the CME Group Inc. website (or should that quotation cease, another similar quotation acceptable to the Parties, acting reasonably) calculated by summing such quoted prices reported for each day (or the average of all such prices reported for each such day, if more than one) and dividing the sum by the number of days for which such prices were reported;

"**Average Silver Price**" means the average "London Bullion Market Association (LBMA) USD Silver Fix" as published by the LBMA on its website (or should that quotation cease,

then means the average spot price as published by COMEX on the CME Group website or should that quotation cease, then means another similar quotation acceptable to the Parties, acting reasonably) calculated by summing such quoted prices reported for each day (or the average of all such prices reported for each such day, if more than one) and dividing the sum by the number of days for which such prices were reported;

"**Average Platinum Price**" means the average platinum "First Position Settlement" price as published by NYMEX on the CME Group Inc. website (or should that quotation cease, another similar quotation acceptable to the Parties, acting reasonably) calculated by summing such quoted prices reported for each day (or the average of all such prices reported for each such day, if more than one) and dividing the sum by the number of days for which such prices were reported;

"**Books and Records**" means all books, records, information and materials in any form whatsoever (including written, printed or electronic form or stored on computer discs or other data and software storage devices) pertaining to the calculation and payment of the Royalty, including regulatory filings and returns, books of account and related backup documentation, actuarial, tax and accounting information, and geological and metallurgical data pertaining to the Property or with respect to commingling;

"**Business Day**" means a day that is not a Saturday, Sunday or any other day which is a statutory holiday or a bank holiday in the State of Nevada;

"**Buy Back Right**" has the meaning provided in Section 2.1(b);

"**Claims**" means the unpatented mining claims known as the Maggie Creek project located in Eureka County, Nevada as set out in Appendix A and depicted in the map appended as Appendix B to this Royalty Agreement;

"**Cobalt Production**" means the quantity of Refined Cobalt out-turned during a calendar quarter to the pool account of the Payor or its Affiliates by a refinery that produces Refined Cobalt for the Payor or its Affiliates on a toll-refining basis in respect of Products;

"**Confidential Information**" has the meaning provided in Section 9.1;

"**Copper Production**" means the quantity of Refined Copper out-turned during a calendar quarter to the pool account of the Payor or its Affiliates by a refinery that produces Refined Copper for the Payor or its Affiliates on a toll-refining basis in respect of Products;

"**Disposal**" means any disposal by any means including dumping, incineration, spraying, pumping, injecting, depositing or burying;

"**Encumbrance**" means any mortgage, pledge, lien, charge or other form of security interest or interest in the nature of a security interest;

"**Environment**" includes the air, surface water, groundwater, body of water, any land, soil or underground space even if submerged under water or covered by a structure, all living organisms and the interacting natural systems that include components of air, land, water,

organic and inorganic matters and living organisms and the environment or natural environment as defined in any Environmental Law and "Environmental" will have a similar extended meaning;

"**Environmental Laws**" means all Applicable Laws relating in whole or in part to the Environment, including those relating to the storage, generation, use, handling, manufacture, processing, transportation, import, export, treatment, Release or Disposal of any Hazardous Substance;

"**Gold Production**" means the quantity of Refined Gold out-turned during a calendar quarter to the pool account of the Payor or its Affiliates by a refinery that produces Refined Gold for the Payor or its Affiliates on a toll-refining basis in respect of Products;

"**Governmental Body**" means any federal, national, state, regional, county, municipal or local government, governmental department, commission, board, bureau, agency, authority or instrumentality, or any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing entities, including all tribunals, commissions, boards, bureaux, arbitrators and arbitration panels, and any authority or other Person controlled by any of the foregoing;

"**Gross Proceeds**" is determined as follows, taking into account Allowable Deductions when used to calculate Net Smelter Returns, subject to Section 3.5:

(a) if Products are sold by the Payor or its Affiliates in the form of Refined Cobalt, then such cobalt will be deemed to have been sold at the Average Cobalt Price for the calendar month in which the Refined Cobalt was sold, and the Gross Proceeds in respect of Refined Cobalt will be determined by multiplying Cobalt Production for such calendar month by the Average Cobalt Price for such calendar month;

(b) if Products are sold by the Payor or its Affiliates in the form of Refined Copper, then such copper will be deemed to have been sold at the Average Copper Price for the calendar month in which the Refined Copper was sold, and the Gross Proceeds in respect of Refined Copper will be determined by multiplying Copper Production for such calendar month by the Average Copper Price for such calendar month;

(c) if Products are sold by the Payor or its Affiliates in the form of Refined Gold, then such gold will be deemed to have been sold at the Average Gold Price for the calendar month in which the Refined Gold was sold, and the Gross Proceeds in respect of Refined Gold will be determined by multiplying Gold Production for such calendar month by the Average Gold Price for such calendar month;

(d) if Products are sold by the Payor or its Affiliates in the form of Refined Nickel, then such nickel will be deemed to have been sold at the Average Nickel Price for the calendar month in which the Refined Nickel was sold, and the Gross Proceeds in respect of nickel will be determined by multiplying Nickel Production for such calendar month by the Average Nickel Price for such calendar month;

(e) if Products are sold by the Payor or its Affiliates in the form of Refined Palladium, then such nickel will be deemed to have been sold at the Average Palladium Price for the calendar month in which the Refined Palladium was sold, and the Gross Proceeds in respect of palladium will be determined by multiplying Palladium Production for such calendar month by the Average Palladium Price for such calendar month;

(f) if Products are sold by the Payor or its Affiliates in the form of Refined Platinum, then such nickel will be deemed to have been sold at the Average Platinum Price for the calendar month in which the Refined Platinum was sold, and the Gross Proceeds in respect of platinum will be determined by multiplying Platinum Production for such calendar month by the Average Platinum Price for such calendar month;

(g) if Products are sold by the Payor in the form of Refined Silver, then such silver will be deemed to have been sold at the Average Silver Price for the calendar month in which the Refined Silver was sold, and the Gross Proceeds in respect of Refined Silver will be determined by multiplying Silver Production for such calendar month by the Average Silver Price for such calendar month;

(h) if Products are sold by the Payor in the form of refined metals other than cobalt, copper, gold, molybdenum, nickel, palladium, platinum or silver then such other refined metals will be deemed to have been sold at the average LME spot prices for the calendar month in which the other refined metal was sold and Gross Proceeds will be determined by multiplying the respective production for such calendar month by the average LME spot price for such calendar month;

(i) if any Products are sold by the Payor and not included in Subsections (a) to (h) above the Gross Proceeds shall be the amount actually received by the Payor or its Affiliates; and

(j) if there is a Loss of Products, then the Gross Proceeds will be equal to the sum of the insurance proceeds in respect of such Loss and any Gross Proceeds from the Sale of such Products, determined under this Section;

"**Hazardous Substance**" means any pollutant, contaminant, waste, hazardous substance, hazardous material, toxic substance, dangerous substance or dangerous good as defined, judicially interpreted or identified in any Environmental Law;

"**London Bullion Market**" means the international over-the-counter market for gold and silver where trading is conducted amongst members of the London Bullion Market Association;

"**LME**" means the London Metal Exchange;

"**Loss**" means an insurable loss of or damage to Products, whether or not occurring on or off the Property and whether the Products are in the possession of the Payor or its Affiliates or otherwise;

"**LPPM**" means The London Platinum and Palladium Market;

"**Materials**" has the meaning provided in Section 4.4;

"**Molybdenum Production**" means the quantity of Refined Molybdenum out-turned during a calendar quarter to the pool account of the Payor or its Affiliates by a refinery that produces Refined Molybdenum for the Payor or its Affiliates on a toll-refining basis in respect of Products;

"**Net Smelter Returns**" means Gross Proceeds less Allowable Deductions;

"**NI 43-101**" means National Instrument 43-101 *Standard of Disclosure for Mineral Projects of the Canadian Securities Administrators*;

"**Nickel Production**" means the quantity of Refined Nickel out-turned during a calendar quarter to the pool account of the Payor or its Affiliates by a refinery that produces Refined Nickel for the Payor or its Affiliates on a toll-refining basis in respect of Products;

"**Notice**" has the meaning provided in Section 10.5;

"**Notice Period**" has the meaning provided in Section 8.1(c);

"**NYMEX**" means the New York Mercantile Exchange;

"**Operations and Work Reports**" has the meaning provided in Section 5.4;

"**Operations Report**" has the meaning provided in Section 5.2;

"**Palladium Production**" means the quantity of Refined Palladium out-turned during a calendar quarter to the pool account of the Payor or its Affiliates by a refinery that produces Refined Palladium for the Payor or its Affiliates on a toll-refining basis in respect of Products;

"**Party**" or "**Parties**" means one or more of the parties to this Royalty Agreement;

"**Payor**" shall refer to the Payor and its successors in interest or assignees;

"**Person**" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other form of enterprise, or any government or any agency or political subdivision thereof;

"**Platinum Production**" means the quantity of Refined Platinum out-turned during a calendar quarter to the pool account of the Payor or its Affiliates by a refinery that produces Refined Platinum for the Payor or its Affiliates on a toll-refining basis in respect of Products;

"**Products**" means all commercial quantities of ores, doré, precipitates or other intermediate products, concentrates, metals, and minerals that are extracted, produced or

poured by or on behalf of the Payor or its Affiliates from the Property that are Sold or further refined for Sale;

"**Property**" means the Claims, and any amendments, modifications or relocations of the Claims, together with (a) all legal or beneficial rights of Payor to payment of the Royalty on Products or Materials produced and Sold from the ground covered by the Claims in the event of legislative changes to the General Mining Law of 1872 which result in a new form of land tenure system applicable to Payor's interest in the Claims, or (b) any interest acquired by the Payor in ground covered by the Claims pursuant to a land exchange with the U.S. Federal government, in each case unless otherwise prohibited by Applicable Law;

"**Quarter**" and "**Quarterly**" mean the period commencing on the date that the Payor first receives payment for the Sale of Product or the out-turn of refined metals by a refinery to the pool account of the Payor or its Affiliates in respect of Product and expiring on the day preceding the next occurring 1st day of January, April, July or October and thereafter each successive period of 3 calendar months;

"**Recipient**" shall refer to the Recipient and its successors in interest or assignees;

"**Refined Cobalt**" means cobalt refined to a minimum of 99.30% purity and conforming in all respects with the specifications for good delivery against LME contracts;

"**Refined Copper**" means Grade 1 Electrolytic Copper Cathode as adopted by the American Society for Testing and Materials (B115-00), or its latest version and conforming in all respects with the specifications for good delivery against LME or COMEX contracts;

"**Refined Gold**" means gold of a minimum 0.995 fineness in gold bars, conforming in all respects with the specifications for "Good Delivery Gold Bars" under the "Good Delivery Rules", as published by the London Bullion Market Association from time to time;

"**Refined Nickel**" means nickel refined to a minimum of 99.80% purity conforming to B39-79 (2013) and conforming in all respects with the specifications for good delivery against LME contracts;

"**Refined Palladium**" means palladium refined to a minimum of 99.95% purity and conforming in all respects with the specifications for good delivery to CME Group Inc. or LPPM;

"**Refined Platinum**" means platinum refined to a minimum of 99.95% purity and conforming in all respects with the specifications for good delivery to CME Group Inc. or LPPM;

"**Refined Silver**" means silver of a minimum 0.999 fineness in silver bars, conforming in all respects with the specifications for "Good Delivery Silver Bars" under the "Good Delivery Rules", as published by the London Bullion Market Association from time to time;

"**ROFR**" has the meaning provided in Section 8.1(a);

"**ROFR Notice**" has the meaning provided in Section 8.1(b);

"**ROFR Offer**" has the meaning provided in Section 8.1(c);

"**Royalty**" means 0.50% of the Net Smelter Returns;

"**Royalty Agreement**" means this Net Smelter Returns Royalty Agreement;

"**Sale**" or "**Sold**" means the earlier of:

(a) the transfer of title to Products from the Payor or its Affiliates to a buyer;

(b) the out-turn of refined metals by a refinery to the pool account of the Payor or its Affiliates in respect of Products, and

(c) any proceeds from a Loss received by the Payor prior to any transfer or deemed transfer of title to Products.

"**Silver Production**" means the quantity of Refined Silver out-turned during a calendar quarter to the pool account of the Payor or its Affiliates by a refinery that produces Refined Silver for the Payor or its Affiliates on a toll-refining basis in respect of Products;

"**Trading Activities**" has the meaning provided in Section 3.6;

"**Technical Data**" has the meaning provided in Section 5.4;

"**Transferred Royalty Interest**" has the meaning provided in Section 8.1(b);

"**Work Report**" has the meaning provided in Section 5.3(a).

1.2 Appendices

Appendix A and Appendix B, which are attached to this Royalty Agreement, are incorporated into and form part of this Royalty Agreement.

1.3 Severability

If any one or more of the provisions contained in this Royalty Agreement is held to be invalid, illegal or unenforceable in any respect under the Applicable Laws of any jurisdiction, the validity, legality and enforceability of such provision will not in any way be affected or impaired thereby under the Applicable Laws of any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

1.4 Performance on Holidays

If any action is required to be taken pursuant to this Royalty Agreement on or by a specified date which is not a Business Day, then such action will be valid if taken on or by the next Business Day.

1.5 Calculation of Time

In this Royalty Agreement, a period of days will be deemed to begin on the first day after the event which began the period and to end at 5:00 p.m. (prevailing Pacific time) on the last day of the period. If, however, the last day of the period does not fall on a Business Day, the period will terminate at 5:00 p.m. (prevailing Pacific time) on the next Business Day.

1.6 Currency

Unless otherwise indicated, all references to currency herein, including "$" are to lawful money of the United States. Allowable Deductions accrued in Canadian dollars shall be converted into United States dollars by applying the monthly average exchange rate quoted by the Bank of Canada as published on its website for the month during which the Allowable Deductions were accrued.

1.7 Headings

The headings to the articles and sections of this Royalty Agreement are inserted for convenience only and will not affect the construction hereof.

1.8 Other Matters of Interpretation

In this Royalty Agreement:

(a) the singular includes the plural and vice versa;

(b) the masculine includes the feminine and vice versa;

(c) the term "includes" or "including" means "including without limiting the generality of the foregoing";

(d) references to "Article", "Section", "Subsection" and "Appendix" are to articles, sections, subsections and appendices of this Royalty Agreement, respectively;

(e) all provisions requiring a Party to do or refrain from doing something will be interpreted as the covenant of that Party with respect to that matter notwithstanding the absence of the words "covenants" or "agrees" or "promises";

(f) all provisions requiring a Party to do something will be interpreted as including the covenant of that Party to cause that thing to be done when the Party cannot directly perform the covenant but can indirectly cause that covenant to be performed, whether by an Affiliate under its control or otherwise; and

(g) the words "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions when used in this Royalty Agreement refer to the whole of this Royalty Agreement and not to any particular Article, Section, Subsection, Appendix or portion thereof.

ARTICLE 2
NET SMELTER RETURNS ROYALTY

2.1 Net Smelter Returns Royalty

(a) Subject to Section 2.1(b), the Payor hereby grants to the Recipient the Royalty payable hereunder. The Payor hereby covenants to pay the Royalty to the Recipient on all Products Sold subject to the terms of this Royalty Agreement.

(b) Notwithstanding Section 2.1(a), (i) the Payor has the right at any time during the term of this Royalty Agreement to buy back one-half of the Royalty (thereby reducing the Royalty to 0.25%) for a fixed amount of $500,000 (the "**Buy Back Right**"), and (ii) the Parties hereby waive the obligation of the Payor to pay the first $800,000 of the Royalty, regardless of whether the Payor exercises the Buy Back Right.

2.2 Interest in the Property

The Parties intend and agree that, to the extent permissible under Applicable Laws:

(a) the Royalty will run with the title to the Property, and any disposition or transfer of the Property, or any interest therein, shall be subject to the Royalty;

(b) any sale or other disposition of any interest in the Property will be effected only in accordance with Section 8.3 hereof;

(c) the Payor, will sign and deliver to the Recipient, and the Recipient may register or otherwise record against the Property, a Memorandum of this Royalty Agreement, a form of which is attached in Appendix C, that will have the effect of giving notice of the existence of the Royalty to third Persons and protecting the Recipient's right to receive the Royalty; and

(d) Recipient shall give written Notice to Payor within 30 days of any acquisition or reacquisition of an interest in the Property and any property so reacquired will be subject to the Royalty.

2.3 Term

The Royalty shall exist in perpetuity. The Parties do not intend that there be any violation of the rule against perpetuities. Accordingly, any right that is subject to such rule shall be exercised within the maximum time periods permitted under Applicable Law, and in the event a court of competent jurisdiction determines that any provision of this Royalty Agreement violates the statutory or common law rule against perpetuities, then such provision and any other provision of this Royalty Agreement shall automatically be revised and reformed as necessary to comply with the rule against perpetuities, and this Royalty Agreement shall not be terminated or deemed void solely as a result of a violation of the rule against perpetuities.

ARTICLE 3
THE ROYALTY PAYMENTS

3.1 Commencement of Mining and Accrual of Payment Obligation

(a) The Payor shall give not less than 15 Business Days written Notice to the Recipient prior to the commencement of mining within the Property.

(b) Following the first receipt by the Payor or its Affiliates of:

(i) payment for the Sale of Products; or

(ii) the out-turn of refined metals by a refinery to the pool account of the Payor or its Affiliates in respect of Products, the Payor shall calculate and pay the Royalty for each Quarter in accordance with the provisions of this Article 3.

(c) Where the Sale of Products or the out-turn of refined metals in respect of the Products is made on a provisional basis, the amount of the Royalty payable will be based upon the amount of refined metal (or other Products) credited by such provisional settlement, but will be adjusted to account for the amount of refined metal (or other Products) established by final settlement by the refinery or by the purchaser of other Products, as the case may be. The payment of the Royalty based on a deemed transfer of title to Products transported off the Property that the Payor or its Affiliates elects to have credited to or held for its account by a smelter, refiner or broker will be final (subject to Section 3.3) and shall not be considered provisional.

3.2 Payments

(a) Royalty payments will be due and payable Quarterly on the last day of the month next following the end of the calendar Quarter in which the obligation to pay the same accrued. The Royalty payments will be accompanied by an Operations Report.

(b) All Royalty payments will be based on the Sale of Products. No Royalty payments will be made from, and Recipient has no right to, proceeds derived from Trading Activities.

3.3 Audit and Adjustments

All Royalty payments will be considered final and in full satisfaction of all obligations of the Payor unless the Recipient gives the Payor written Notice describing and setting forth an objection to the determination or calculation of the Royalty within 180 days after receipt by the Recipient of the Operations Report referred to in Section 5.2 that relates to the Royalty payment in question. If the Recipient objects to a particular Operations Report, then the Recipient shall have the right, for a period of 90 days after the Payor receives Notice of such objection, upon reasonable Notice and at all reasonable times, to have the

Payor's Books and Records relating to the calculation of the Royalty in question audited by an independent firm of certified public accountants or chartered accountants selected by the Recipient. If such audit determines that there has been a deficiency or an excess in the payment made to the Recipient, such deficiency or excess will be resolved by adjusting the next Quarterly Royalty payment due. The Recipient will pay all costs of such audit unless a deficiency of 5% or more of the amount due to the Recipient is determined to exist. The Payor will pay the costs of such audit if a deficiency of 5% or more of the amount due to the Recipient is determined to exist. Failure on the part of the Recipient to make claim on the Payor for adjustment in such 90-day period will establish the correctness of the Royalty payment and preclude the filing of exceptions thereto or making of claims for adjustment thereon.

3.4 Currency and Wire Transfer

All Royalty payments shall be made in United States dollars without demand, notice, set-off, or reduction, via the transfer of immediately available funds to such bank account as the Recipient may nominate in writing to the Payor from time to time.

3.5 Sales to or Processing by Affiliates

The Payor shall be permitted to sell any form of Products to an Affiliate of the Payor, provided that such sales will be deemed, for the purposes of this Royalty Agreement, to have been sold at prices and on terms no less favourable to the Payor than those that would be extended by an unaffiliated third Person in an arm's length transaction under similar circumstances and, where applicable, shall be determined based on the value of the Products as set out under the definition of "Gross Proceeds" herein. If the Payor proposes to sell any form of Products to an Affiliate of the Payor, the Payor shall provide advance notice of the Sale to the Recipient. The Payor will be permitted to contract with an Affiliate of the Payor or an unaffiliated third Person for the smelting or other processing of Products, provided that such contract is on an arm's length basis at market terms.

3.6 Trading Activities of the Payor

The Payor will have the right to market and sell refined metals and other Products in any manner it may elect, and will have the right to engage in futures trading or financial commodity options trading and other price hedging, price protection, and speculative arrangements ("**Trading Activities**") which may involve the possible physical delivery of Products. The calculation of Net Smelter Returns will not be affected by, and the Recipient will not be entitled or required to participate in, any gain or loss of the Payor or its Affiliates in Trading Activities or in the actual marketing or sale of Products delivered pursuant to Trading Activities.

ARTICLE 4
OPERATION OF THE PROPERTY

4.1 Payor to Determine Operations

The Recipient acknowledges and agrees that any decision to commence, pursue, suspend or cease mining on the Property, and the manner in which any mining operations are carried out, is solely a matter for the Payor.

4.2 Stockpiling

The Payor may stockpile any Products from the Property at such place or places as the Payor may elect. In the event that the Payor stockpiles or holds inventory of any Product, it shall use reasonable commercial efforts consistent with Payor practices to ensure security for the site where such materials are stockpiled in accordance with industry standards.

4.3 Commingling

Commingling of Products from the Property with other ores, doré, concentrates, precipitates, or other intermediate products, metals, minerals or mineral by-products produced elsewhere ("**Other Source Products**") is permitted, provided that:

(a) reasonable and customary procedures are established for the weighing, sampling, assaying and other measuring or testing necessary to fairly allocate valuable metals contained in such Products and Other Source Products that are produced and Sold; and

(b) representative samples of the Products that are produced and Sold shall be retained by the Payor and assays (including moisture and penalty substances) and other appropriate analyses of these samples must be made before commingling to determine gross metal content of the Products that are produced and Sold, and that the Payor shall retain such analyses for a reasonable amount of time, but not less than 24 months, after receipt by the Recipient of the Royalty paid with respect to such commingled Products from the Property.

4.4 Tailings

All tailings, residues, waste rock, spoiled leach materials, and other materials (collectively, "**Materials**") sourced solely from the Property and not commingled with tailings, residues, waste rock, spoiled leach materials and other materials from other mining operations, as determined by the Payor in its sole discretion, shall remain subject to the Royalty should such Materials be processed or reprocessed, as the case may be, in the future and result in the Sale of Products.

ARTICLE 5
RECORDS, ACCESS AND REPORTING

5.1 Records and Access

The Payor shall:

(a) keep true, accurate and complete Books and Records in accordance with the Generally Accepted Accounting Principles as set forth by the Financial Accounting Standards Board and as amended, supplemented or replaced from time to time to enable the Royalty to be calculated in accordance with this Royalty Agreement;

(b) subject to Section 3.3, permit an independent accounting firm selected by the Recipient and reasonably acceptable to the Payor, after it the Recipient has given reasonable Notice to the Payor, to inspect at the Payor's premises and at all reasonable times and with access to the Payor's relevant personnel, the Payor's Books and Records referred to in Subsection 5.1(a); and

(c) permit the Recipient to enter the Property at its own cost and risk for the purpose of inspecting the area and operations in it, provided that the Recipient does not unreasonably hinder the Payor's operations on the Property and complies with the Payor's instructions and directions, including in relation to health and safety and site inductions; provided further that the foregoing site visits shall not occur more than once per year. Such inspection shall be at the sole risk of such Recipient, and Recipient shall indemnify Payor from any liability caused by Recipient's exercise of inspection rights, unless such liability is caused by the gross negligence or intentional acts of Payor or its employees or agents.

5.2 Operations Reports

At the same time as paying each Royalty payment under Section 3.2 the Payor must provide to the Recipient a report setting out in reasonable detail the following information ("**Operations Report**"):

(a) the quantity, type and grade of Products extracted during that Quarter;

(b) the quantity, type and grade of Products that have been processed during that Quarter;

(c) the quantity, type and grade of all Products that have been Sold during that Quarter;

(d) the quantity and type of Products held or unsold during that Quarter;

(e) the Royalty for that Quarter and details of the Gross Proceeds (including details on the average monthly price determined as herein provided for refined metals and proceeds of Sale for other Products) and Allowable Deductions underlying the calculation of the Royalty;

(f) the cumulative total of Royalty payments paid to the Recipient under this Royalty Agreement (including the payment under Subsection 5.2(e)); and

(g) other pertinent information in sufficient detail to explain the calculation of the Royalty payment.

5.3 Work Reports

(a) Prior to the commencement of mining within the Property, the Payor shall provide the Recipient a report within 60 days after the last day of each Quarter, outlining the following ("**Work Reports**"):

(i) the work carried out by or on behalf of the Payor on the Property during that Quarter; and

(ii) an update of the Payor's proposed drilling and exploration activities on the Property during the next Quarter.

(b) From the commencement of the payment of the Royalty, (pursuant to Subsection 3.1(a)), the Payor shall provide to the Recipient an annual report on or before 60 days after the last day of each fiscal year of the Payor, setting out the following:

(i) amount of Products produced and Sold from the Property; and

(ii) if applicable, the names and addresses of each offtaker to which Products were delivered during the year.

5.4 Technical Information

The Parties acknowledge that Recipient or its Affiliates may become subject to NI 43-101 or similar disclosure requirements pursuant to securities laws to which Recipient is subject. In the event that Recipient or its Affiliates become subject to NI 43-101 or such similar disclosure requirements, upon the reasonable request of Recipient, the Payor will provide non-interpretative technical data prepared by the Payor after the date of this Agreement and not already provided to Recipient (the "**Technical Data**") with regard to the Property prepared by the Payor in the ordinary course of business and not already provided pursuant to Operations Reports and Work Reports (collectively, "**Operations and Work Reports**"). A "qualified person" (as such term is defined in NI 43-101) or other similarly qualified person as determined pursuant to disclosure requirements under securities laws to which Recipient is subject may use the Technical Data and information contained in such Operations and Work Reports in a report under NI 43-101 or other similar disclosure requirements pursuant to securities laws to which Recipient is subject of which such qualified person or other similarly qualified person as determined pursuant to securities law to which Recipient is subject is the author, and may have limited access to the Property, at the cost and expense of Recipient, for the sole purpose of independently verifying the information contained in the Technical Data and the Operations and Work Reports as necessary to prepare a report for Recipient under NI 43-101 or similar disclosure requirements pursuant to securities laws to which Recipient is subject; *provided* that

(a) such person draws its own conclusions from the Technical Data and the information contained in the Operations and Work Reports, (b) the Technical Data and the information contained in the Operations and Work Reports are used without attribution, and (c) any visit to the Property by a qualified person (i) shall be during normal operating hours and upon the prior written consent of the Payor, such consent not to be withheld unreasonably, (ii) shall be at the Recipient’s sole risk, (iii) shall be subject to the Payor’s normal environmental, health and safety policies, (iv) shall not interfere with the Payor’s normal operations on the Property; and (v) the Recipient shall be responsible and liable for any loss or damage incurred by the Payor to the extent related to any visit to the Property by any such qualified person.

5.5 Limitations

The Technical Data and the Operations and Work Reports, and the information included in the Operations and Work Reports, are provided on an “as is, where is” basis without representation or warranty of any kind. Any use of the Technical Data and the Operations and Work Reports and the information included in the Operations and Work Reports is at the sole risk of the person or entity using such reports and information, including any qualified person. The Technical Data and the Operations and Work Reports are Confidential Information; *provided* the Technical Data and the information included in the Operations and Work Reports may be used without attribution, subject to the limitations set forth in this Section 5.5.

ARTICLE 6
RESERVED

ARTICLE 7
TITLE MAINTENANCE

7.1 Title Maintenance and Taxes

The Payor shall:

(a) maintain title to the Property, including without limitation, paying when due all taxes, duties or other payments on or with respect to the Property and doing all things and making any payments required by Applicable Law or appropriate to maintain the right, title and interest of the Payor and the Recipient, respectively, in the Property and under this Royalty Agreement; and

(b) perform all required assessment work (whether statutory or contractual), pay all maintenance fees and make such filings and recordings on the Property as are necessary to maintain title to the Property in accordance with Applicable Law.

ARTICLE 8
ASSIGNMENT

8.1 Assignment by the Recipient

The Recipient may assign this Royalty Agreement in whole or in part provided that such assignment will not be effective against the Payor until the Recipient has complied with Subsections 8.1(a)-(d). Notwithstanding the foregoing, Recipient may assign its rights under this Royalty Agreement to an Affiliate, subject to Section 8.3.

(a) In the event Recipient desires to assign its rights under this Royalty Agreement to an unaffiliated third party, Payor shall have a right of first refusal (the "**ROFR**") to purchase such rights.

(b) Recipient shall give one or multiple Notices (each a "**ROFR Notice**") to Payor stating that Recipient has received an offer from an unaffiliated third party that Recipient intends to accept, which ROFR Notice shall include, at a minimum, (i) the percentage of the Royalty to be transferred (the "**Transferred Royalty Interest**"), (ii) the identity of the unaffiliated third party to which the Recipient intends to transfer the Transferred Royalty Interest, (iii) the purchase price for the Transferred Royalty Interest, together with other material terms and conditions of the proposed transaction, provided that any noncash consideration shall be valued at its cash equivalent, and (iv) the proposed date, time, and location of the closing of the transfer of the Transferred Royalty Interest, which shall not occur prior to the end of the Notice Period. The ROFR Notice shall constitute the Recipient's offer to transfer the Transferred Royalty Interest to Payor, which offer shall be irrevocable until the end of the Notice Period.

(c) For a period of 60 days from the date of receipt of a ROFR Notice by Payor (the "**Notice Period**"), Payor shall have the right to submit to Recipient an offer to purchase for cash Recipient's rights to the Transferred Royalty Interest for an amount at least equal to the purchase price included in the ROFR Notice (the "**ROFR Offer**"). If Payor does not provide a ROFR Offer to Recipient within the Notice Period, then Recipient may sell its rights in the Transferred Royalty Interest for an amount not less than the purchase price for such Transferred Royalty Interest set forth in the ROFR Notice.

(d) Provided that Payor does not exercise the ROFR, for a period of 30 days from the end of the Notice Period, Recipient may consummate the transfer to the Transferred Royalty Interest to the unaffiliated third party identified in the ROFR Notice on terms no less favorable than those set forth in the ROFR Offer. Any such conveyance will not be effective against the Payor until the Recipient has delivered to the Payor Notice of the conveyance. If Recipient does not ultimately sell its rights within the 30-day period to the unaffiliated third party identified in the ROFR Notice on terms no less favorable than those set forth in the ROFR Notice, then the right of Recipient to convey its rights under the applicable ROFR Notice shall terminate. For clarity, anytime Recipient entertains a new transaction with respect

its rights under the Royalty Agreement, Recipient is required to send a new ROFR Notice to Payor.

(e) The provisions of this Section 8.1 shall not apply in the context of a sale of equity interests of Recipient or any Affiliate.

8.2 Assignment by the Payor

The Payor shall not assign this Royalty Agreement or any rights and obligations under this Royalty Agreement without the written consent of the Recipient (such consent not to be unreasonably withheld) except to an Affiliate of the Payor or in connection with a transfer contemplated by Section 8.3, provided that such Affiliate or other transferee agrees in writing to assume the obligations of the Payor hereunder and to be bound by the provisions of this Royalty Agreement in all respects and to the same extent as the Payor is bound.

8.3 Transfers

The Payor and Recipient shall not transfer, sell, lease, assign or otherwise dispose of all or any of their respective rights, title and interest in and to the Property unless:

(a) the transferring Party delivers to the other Party Notice of the sale, lease, assignment or other disposition of any of its rights, title and interest in and to the Property; and

(b) the transferee, purchaser, lessee or assignee, agrees in writing to assume the obligations of the Payor or the Recipient hereunder, as appropriate, and be bound by the terms of this Royalty Agreement (to the extent of the interest that is transferred, sold, leased or assigned).

Notwithstanding any other provision in this Royalty Agreement, including the provisions of this Section 8.3, the transferring Party shall remain liable for all covenants, agreements and obligations of the transferring Party contained in this Royalty Agreement, despite any transfer, sale, lease or assignment of any interest in the Property by the transferring Party (or an Affiliate of the transferring Party), until such time as any transferee, purchaser, lessee or assignee assumes such covenants, agreements and obligations in writing.

ARTICLE 9
CONFIDENTIALITY

9.1 Confidentiality

(a) Subject to Subsection 9.1(b), each Party covenants with the other that it will keep confidential all information provided or disclosed to a Party by reason of the operation of this Royalty Agreement, including any information regarding a Party's Affiliates ("**Confidential Information**").

(b) Each Party undertakes that neither it nor its employees, agents or contractors will, without the prior written consent of the other Party, disclose any Confidential Information to any third Person unless:

(i) the disclosure is expressly permitted by this Royalty Agreement;

(ii) the information is already in the public domain (unless it entered the public domain because of a breach of this Section 9.1 by the Party);

(iii) the disclosure is made on a confidential basis to the Party's officers, employees, agents, financiers or professional advisers, and is necessary for the Party's business;

(iv) the disclosure is necessary to comply with any Applicable Law, or an order of a court or tribunal;

(v) the disclosure is necessary to comply with a directive or request of any Governmental Body, securities regulator or stock exchange (whether or not having the force of law) so long as a responsible person in a similar position would comply;

(vi) the disclosure is necessary or desirable to obtain an authorization from any Governmental Body, securities regulator or stock exchange;

(vii) the disclosure is necessary in relation to any discovery of documents, or any proceedings before an arbitrator, court, tribunal, other Governmental Body, securities regulator or stock exchange; or

(viii) the disclosure is made on a confidential basis to a prospective assignee or financier of the Party, or to any other person who proposes to enter into contractual relations with the Party and agrees to keep the disclosure confidential in accordance with this Section 9.1.

9.2 Announcements

The Payor agrees that before it makes its first public announcement regarding the entering into or content of this Royalty Agreement, it will provide a copy of the proposed announcement to the Recipient at least 48 hours prior to the time that the announcement is intended to be made. The Payor shall consider in good faith any reasonable additions or amendments to its proposed announcement requested by the Recipient.

ARTICLE 10
MISCELLANEOUS

10.1 Governing Law

This Royalty Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to Nevada principles of conflicts of law.

Subject to Section 10.2, the Parties irrevocably submit to the exclusive jurisdiction of the courts exercising jurisdiction in the State of Nevada for any proceeding in connection with this Royalty Agreement, subject only to the right to enforce a judgment obtained in any of those courts in any other jurisdiction.

10.2 Dispute Resolution

Any dispute, controversy or claim between the Parties, arising out of or relating to this Royalty Agreement, or the execution, interpretation, breach, termination, or invalidity thereof, the Parties will meet and seek to resolve the dispute. If the Parties fail to resolve the dispute within 30 days of the initial meeting, the dispute will be referred to the respective chief executive officers (or persons holding analogous positions) of the Parties who will, in good faith, attempt to resolve the dispute within 21 days of such referral. If the chief executive officers of the Parties are unable to resolve the matter within such 21-day period, then either Party may submit the dispute to the federal or state courts in Nevada.

If a Party submits a dispute to the federal or state courts in Nevada, the dispute will be decided by a judge in a bench trial without a jury. EACH PARTY HEREBY IRREVOCABLY WAIVES ITS RESPECTIVE RIGHT TO A JURY TRIAL FOR ANY DISPUTE BASED ON THE PAYMENT OF ROYALTIES UNDER THIS ROYALTY AGREEMENT. Each Party acknowledges that this waiver is a material inducement to enter into this Agreement and will continue to rely on this waiver in any future dispute(s).

10.3 Other Activities and Interests

This Royalty Agreement and the rights and obligations of the Parties hereunder are strictly limited to the Property. Each Party will have the free and unrestricted right to enter into, conduct and benefit from any and all business ventures of any kind whatsoever, whether or not competitive with the activities undertaken pursuant hereto, without disclosing such activities to the other Party or inviting or allowing the other to participate therein, including activities involving mining titles adjoining the Property.

10.4 No Partnership

This Royalty Agreement is not intended to, and will not be deemed to, create any partnership between or among the Parties including, without limitation, a mining partnership or commercial partnership. The obligations and liabilities of the Parties will be several and not joint and no Party will have or purport to have any authority to act for or to assume any obligations or responsibility on behalf of any other Party. Nothing herein contained will be deemed to constitute a Party the partner, agent or legal representative of the other Parties or to create any fiduciary relationship between the Parties.

10.5 Notice

Any notice, demand, consent or other communication ("**Notice**") given or made under this Royalty Agreement:

(a) must be in writing and signed by a person duly authorised by the sender;

(b) must be delivered to the intended recipient by hand, by U.S. mail, by reputable overnight courier or by email to the address below or the address last notified by the intended recipient to the sender:

(i) to the Recipient:

US Gold Corp.
1910 East Idaho Street
Suite 102, Box 604
Elko, Nevada 89801

Attention: Chief Financial Officer
Email: ea@usgoldcorp.com

(ii) to the Payor:

Nevada Gold Mines LLC
1655 Mountain City Highway
Elko, Nevada 89801

Attention: Land Manager
Email: LegalNotices@nevadagoldmines.com
tliebsack@nevadagoldmines.com
hiliary.wilson@nevadagoldmines.com

with a copy to:

Barrick Gold of North America Inc.
301 S. Main Street, Suite 1150
Salt Lake City, Utah 84101

Attention: General Counsel (North America)
Email: USLegalNotices@barrick.com
mmccarthy@barrick.com

(c) Any Notice will be deemed to have been given and received:

(i) if personally delivered, then on the day of personal service to the recipient Party, provided that if such date is a day other than a Business Day such Notice will be deemed to have been given and received on the first Business Day following the date of personal service;

(ii) if by courier, on the day of receipt by the recipient party, provided that if such date is a day other than a Business Day such notice will be deemed to have been given and received on the first Business Day following the date of personal service; or

(iii) if sent by email and successfully transmitted with proof of transmission prior to 4:00 pm on a Business Day where the recipient is located, then on that Business Day, and if transmitted after 4:00 pm on a Business Day where the recipient is located or on the day that is not a Business Day where the recipient is located, then on the first Business Day following the date of transmission.

A Party may at any time change its address for future Notices hereunder by Notice in accordance with this Section.

10.6 Further Assurances

Each Party will, at the request of the other Party and at the requesting Party's expense, execute all such documents and take all such actions as may be reasonably required to effectuate the purposes and intent of this Royalty Agreement.

10.7 Entire Agreement

This Royalty Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between or among the Parties with respect thereto.

10.8 Amendments and Waiver

No modification of or amendment to this Royalty Agreement shall be valid or binding unless set forth in writing and duly executed by the Parties and no waiver of any breach of any term or provision of this Royalty Agreement shall be effective or binding unless made in writing and signed by the Party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

10.9 Counterparts

This Royalty Agreement may be executed in two or more counterparts (including counterparts delivered by facsimile or email), all of which, taken together, shall be regarded as one and the same Royalty Agreement. Counterparts may be delivered by facsimile or email and the Parties adopt any signatures received by facsimile or email as original signatures of the Parties.

10.10 Parties in Interest

This Royalty Agreement will inure to the benefit of and be binding on the Parties and their respective successors and permitted assigns.

10.11 Language

The Parties have expressly required that this Royalty Agreement, any communication and all other contracts, documents and notices relating to this Royalty Agreement be drafted in the English language.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Royalty Agreement to be executed and delivered as of the date first set forth above.

U.S. Gold Corp.

By: ______________________________
Name:
Title:

Nevada Gold Mines LLC

By: ______________________________
Name:
Title:

APPENDIX A
DESCRIPTION OF PROPERTY

Claim General Information			County Information		BLM Information	
Claim Name	Claim Owner	Date Located	County Name	Document Number	Recorded Date	BLM NMC#
MC # 1	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100670
MC # 2	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100671
MC # 3	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100672
MC # 4	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100673
MC # 5	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100674
MC # 6	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100675
MC # 7	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100676
MC # 8	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100677
MC # 9	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100678
MC # 10	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100679
MC # 11	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100680
MC # 12	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100681
MC # 13	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100682
MC # 14	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100683
MC # 15	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100684
MC # 16	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100685
MC # 17	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100686
MC # 18	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100687
MC # 19	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100688
MC # 20	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100689
MC # 21	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100690
MC # 22	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100691
MC # 23	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100692
MC # 24	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100693
MC # 25	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100694
MC # 26	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100695
MC # 27	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100696
MC # 28	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100697
MC # 29	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100698
MC # 30	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100699
MC # 31	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100700

MC # 32	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100701
MC # 34	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100702
MC # 35	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100703
MC # 36	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100704
MC # 37	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100705
MC # 38	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100706
MC # 39	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100707
MC # 40	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100708
MC # 41	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100709
MC # 42	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100710
MC # 43	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100711
MC # 44	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100712
MC # 45	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100713
MC # 46	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100714
MC # 47	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100715
MC # 48	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100716
MC # 49	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100717
MC # 50	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100718
MC # 51	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100719
MC # 52	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100720
MC # 53	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100721
MC # 54	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100722
MC # 55	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100723
MC # 56	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100724
MC # 57	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100725
MC # 58	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100726
MC # 59	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100727
MC # 60	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100728
MC # 61	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100729
MC # 62	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100730
MC # 63	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100731
MC # 64	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100732
MC # 65	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100733
MC # 66	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100734
MC # 67	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100735
MC # 68	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100736
MC # 69	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100737
MC # 70	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100738
MC # 71	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100739
MC # 72	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100740

MC # 73	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100741
MC # 74	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100742
MC # 75	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100743
MC # 76	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100744
MC # 77	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100745
MC # 78	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100746
MC # 79	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273059
MC # 80	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273060
MC # 81	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273061
MC # 82	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273062
MC # 83	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273063
MC # 84	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273064
MC # 85	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273065
MC # 86	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273066
MC # 87	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273067
MC # 88	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273068
MC # 89	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273069
MC # 90	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273070
MC # 91	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273071
MC # 92	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273072
MC # 93	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273073
MC # 94	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273074
MC # 95	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273075
MC # 96	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273076
MC # 97	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273077
MC # 98	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515882
MC # 99	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515883
MC #100	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515884
MC #101	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515885
MC #102	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515886
MC #103	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515887
CV #112	Renaissance Exploration Inc.	3/29/1992	Eureka			NMC650284

APPENDIX B
MAP OF PROPERTY


565000
570000
AOI
Maggie Creek Claim
CV 112
4522500
4520000
4517500
1 km

APPENDIX C
MEMORANDUM OF ROYALTY

[See Attached]

WHEN RECORDED, RETURN TO:

Parsons Behle & Latimer
201 South Main Street
Salt Lake City, Utah 84111
Attn: Kevin W. Johnson

MEMORANDUM OF NET SMELTER RETURNS ROYALTY AGREEMENT

NOTICE IS HEREBY GIVEN that Nevada Gold Mines LLC, a Delaware limited liability company the address of which is 1655 Mountain City Highway, Elko, Nevada 89801 ("Grantor"), and U.S. Gold Corp., a Nevada corporation with offices at 1910 East Idaho Street, Suite 102, Box 604, Elko, Nevada 89801 ("Grantee") have entered into a Net Smelter Returns Royalty Agreement (the "Royalty Agreement") dated ______, __, 20__ (the "Effective Date"), with respect to the "Mining Claims" as defined below and described in Exhibit A attached hereto and incorporated herein by reference, which comprise the Maggie Creek Project.

Under the terms of the Assignment (defined below) and the Royalty Agreement:

1. Orevada Metals Inc., a Nevada corporation and an indirect wholly-owned subsidiary of Grantee ("Orevada"), and Renaissance Exploration Inc. ("RenEx") are parties to an Exploration Earn-In Agreement dated February 15, 2019, a memorandum of which was recorded in the official records of Eureka County, Nevada, on May 1, 2020, at Doc. No. 2020-240433, as amended by that certain First Amendment to Earn-in Agreement dated December 17, 2019, which was recorded in the official records of Eureka County, Nevada, on May 8, 2020, at Doc. No. 2020-240463 (collectively, the "Earn-In Agreement"), pursuant to which RenEx granted Orevada the right to explore and earn an interest in certain unpatented mining claims held by RenEx (the "Mining Claims").

2. Grantee, Orevada, RenEx, and its parent Orogen Royalties Inc. ("Orogen"), and NGM entered into that certain Assignment and Assumption of Earn-In Agreement dated November 9, 2022 (the "Assignment").

3. Pursuant to the Assignment, Orevada assigned all of its right, title and interest in, and delegated all of its obligations and liabilities under, the Earn-In Agreement to NGM. Simultaneously with the execution and delivery of the Assignment, RenEx, Orogen and NGM entered into an Amended and Restated Earn-In Agreement dated November 9, 2022, a memorandum of which was recorded with the Eureka County Recorder on November 10, 2022 at Doc. No. 2022-248900.

4. Pursuant to the Assignment, Grantor agreed, among other things, to grant, and has pursuant to the Royalty Agreement now granted to Grantee a 0.50% net smelter returns royalty (the "Royalty") on all gold and other recovered and salable minerals produced and sold from the Mining Claims. In addition, (a) Grantor has the right to buy back one-half of the Royalty (thereby reducing the royalty to 0.25% of net smelter returns), and (b) Grantor and Grantee have waived certain payments of the Royalty, regardless of whether the buy back right is exercised. Grantor

and Grantee further agreed and hereby agree that the Royalty runs with the Mining Claims, and that the Royalty shall apply and extend to the Property (as defined in the Royalty Agreement).

5. Pursuant to the Royalty Agreement, Grantor retains a right of first refusal in the event Grantee desires to assign its rights under the Royalty Agreement. Pursuant to the Royalty Agreement, neither Grantor nor Grantee may transfer, sell, lease, assign or otherwise dispose of all or any of their respective rights, title and interest in and to the Property, except in accordance with the Royalty Agreement.

6. The Royalty Agreement is incorporated herein by this reference and made a part hereof. Copies of the Royalty Agreement are in the possession of the parties at the addresses shown above. If there is any conflict between this Memorandum and the Royalty Agreement, the Royalty Agreement shall govern.

Dated effective as of the date first written above.

Nevada Gold Mines LLC

By: ______________________________
Print Name:
Title:

U.S. Gold Corp.

By: ______________________________
Print Name:
Title:

State of Nevada)
) ss.
County of Elko)

This instrument was acknowledged before me on ______ ___, 20__, by Hiliary Wilson as Secretary of Nevada Gold Mines LLC.

____
Notary Public in and for the State of Nevada
Residing at: _____________________
Commission Expires: ____________

Commission Expires: ____________

State of ____________)
) ss.
County of ___________)

This instrument was acknowledged before me on ______ ___, 20__, by _________ as ____________ of U.S. Gold Corp.

____
Notary Public in and for the State of ______
Residing at: _____________________
Commission Expires: ____________

EXHIBIT A
Mining Claims

Claim General Information			County Information		BLM Information	
Claim Name	Claim Owner	Date Located	County Name	Document Number	Recorded Date	BLM NMC#
MC # 1	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100670
MC # 2	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100671
MC # 3	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100672
MC # 4	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100673
MC # 5	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100674
MC # 6	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100675
MC # 7	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100676
MC # 8	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100677
MC # 9	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100678
MC # 10	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100679
MC # 11	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100680
MC # 12	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100681
MC # 13	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100682
MC # 14	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100683
MC # 15	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100684
MC # 16	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100685
MC # 17	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100686
MC # 18	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100687
MC # 19	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100688
MC # 20	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100689
MC # 21	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100690
MC # 22	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100691
MC # 23	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100692
MC # 24	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100693
MC # 25	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100694
MC # 26	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100695
MC # 27	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100696
MC # 28	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100697
MC # 29	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100698
MC # 30	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100699
MC # 31	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100700

Claim General Information			County Information		BLM Information	
Claim Name	Claim Owner	Date Located	County Name	Document Number	Recorded Date	BLM NMC#
MC # 32	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100701
MC # 34	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100702
MC # 35	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100703
MC # 36	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100704
MC # 37	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100705
MC # 38	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100706
MC # 39	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100707
MC # 40	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100708
MC # 41	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100709
MC # 42	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100710
MC # 43	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100711
MC # 44	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100712
MC # 45	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100713
MC # 46	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100714
MC # 47	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100715
MC # 48	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100716
MC # 49	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100717
MC # 50	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100718
MC # 51	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100719
MC # 52	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100720
MC # 53	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100721
MC # 54	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100722
MC # 55	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100723
MC # 56	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100724
MC # 57	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100725
MC # 58	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100726
MC # 59	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100727
MC # 60	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100728
MC # 61	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100729
MC # 62	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100730
MC # 63	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100731
MC # 64	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100732
MC # 65	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100733
MC # 66	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100734
MC # 67	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100735
MC # 68	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100736
MC # 69	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100737
MC # 70	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100738
MC # 71	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100739
MC # 72	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100740

Claim General Information			County Information		BLM Information	
Claim Name	Claim Owner	Date Located	County Name	Document Number	Recorded Date	BLM NMC#
MC # 73	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100741
MC # 74	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100742
MC # 75	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100743
MC # 76	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100744
MC # 77	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100745
MC # 78	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100746
MC # 79	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273059
MC # 80	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273060
MC # 81	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273061
MC # 82	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273062
MC # 83	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273063
MC # 84	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273064
MC # 85	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273065
MC # 86	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273066
MC # 87	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273067
MC # 88	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273068
MC # 89	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273069
MC # 90	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273070
MC # 91	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273071
MC # 92	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273072
MC # 93	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273073
MC # 94	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273074
MC # 95	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273075
MC # 96	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273076
MC # 97	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273077
MC # 98	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515882
MC # 99	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515883
MC #100	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515884
MC #101	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515885
MC #102	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515886
MC #103	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515887
CV #112	Renaissance Exploration Inc.	3/29/1992	Eureka			NMC650284

EXHIBIT C

Indemnity Agreement

[See Attached]

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into this ____ day of _____, 20__ between Nevada Gold Mines LLC, a Delaware limited liability company ("NGM"), and U.S. Gold Corp., a Nevada corporation ("U.S. Gold"). NGM and U.S. Gold may be referred to herein individually as "Party" or collectively, as the "Parties".

RECITALS

A. Orevada Metals Inc., a Nevada corporation and an indirect wholly-owned subsidiary of U.S. Gold ("Orevada"), and Renaissance Exploration Inc. ("RenEx") are parties to an Exploration Earn-In Agreement dated February 15, 2019, a memorandum of which was recorded in the official records of Eureka County, Nevada, on May 1, 2020, at Doc. No. 2020-240433, as amended by that certain First Amendment to Earn-in Agreement dated December 17, 2019, which was recorded in the official records of Eureka County, Nevada, on May 8, 2020, at Doc. No. 2020-240463 (collectively, the "Earn-In Agreement"), pursuant to which RenEx granted Orevada the right to explore and earn an interest in certain unpatented mining claims held by RenEx as described in Exhibit A to the Earn-In Agreement (the "Claims").

B. Orevada, U.S. Gold, RenEx and its parent Orogen Royalties Inc. ("Orogen"), and NGM entered into that certain Assignment and Assumption of Earn-In Agreement dated November 9, 2022 (the "Assignment").

C. Pursuant to the Assignment, Orevada assigned all of its right, title and interest in, and delegated all of its obligations and liabilities under, the Earn-In Agreement to NGM. Simultaneously with the execution and delivery of the Assignment, RenEx, Orogen and NGM entered into an Amended and Restated Earn-In Agreement dated November 9, 2022, a memorandum of which was recorded with the Eureka County Recorder on November 10, 2022 at Doc. No. 2022-248900.

D. Pursuant to the Assignment, the Parties agreed to execute this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the covenants, agreements, representations and warranties contained in the Assignment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined in the body of this Agreement shall have the meaning given to such terms in the Assignment.

2. Indemnity. NGM agrees to indemnify, defend and hold harmless U.S. Gold and its affiliates and its and their respective Representatives from and against any and all unaffiliated third party debts, liens, claims, causes of action, administrative orders and notices, costs (including, without limitation, response and/or remedial costs), personal injuries, losses, damages, liabilities, demands, interest, fines, penalties and expenses, including reasonable attorney's fees and expenses, consultant's fees and expenses, court costs and all other reasonable out-of-pocket

expenses, suffered or incurred by U.S. Gold and its affiliates and its and their Representatives to the extent caused by a violation of Environmental Laws by NGM during the mining, extracting, producing, handling, milling or other processing of all ores, minerals and mineral resources produced from the Claims and prepared for sale by NGM, and the reclamation and remediation activities conducted by NGM on the Claims, in each case after the Closing (collectively, the "Mining Operations").

3. Indemnification Procedure. U.S. Gold, within 20 days after the service of process upon it in a lawsuit, including any notices of any court action or administrative action (or any other type of action or proceeding), or promptly after it, to its knowledge, shall become subject to, or possess actual knowledge of, any damage, liability, loss, cot expense, or claim to which the indemnification provisions of Section 2 relates, shall give written notice to NGM setting forth the facts relating to the claim, damage, or loss, if available, and the estimated amount of the same. "Promptly" for purposes of this Section 3 shall mean giving notice within 20 days. Failure to receive prompt notification shall not relieve NGM of its indemnification obligations hereunder unless NGM is materially prejudiced thereby. Upon receipt of such notice relating to a lawsuit, NGM shall be entitled to (a) participate at its own expense in the defense or investigation of any claim or lawsuit or (b) assume the defense thereof, in which event NGM shall not be liable to U.S. Gold for legal or attorney fees thereafter incurred by U.S. Gold in defense of such action or claim; *provided*, that if U.S. Gold may have any unindemnified liability out of such claim, U.S. Gold shall have the right to approve the counsel selected by NGM, which approval shall not be withheld unreasonably. If NGM assumes the defense of any claim or lawsuit, all costs of defense of such claim or lawsuit shall thereafter be borne by NGM and NGM shall have the authority to compromise and settle such claim or lawsuit, or to appeal any adverse judgment or ruling with the cost of such appeal to be paid by NGM; *provided*, *however*, if U.S. Gold may have any unindemnified liability arising out of such claim or lawsuit NGM shall have the authority to compromise and settle each such claim or lawsuit only with the written consent of U.S. Gold, which shall not be withheld unreasonably. U.S. Gold may continue to participate in any litigation at its expense after NGM assumes the defense of such action. In the event NGM does not elect to assume the defense of a claim or lawsuit, U.S. Gold shall have authority to compromise and settle such claim or lawsuit only with the written consent of NGM, which consent shall not be unreasonably withheld, or to appeal any adverse judgment or ruling, with all costs, fees, and expenses indemnifiable under Section 2 to be paid by NGM. Upon U.S. Gold's furnishing to NGM an estimate of any loss, damage, liability, or expense to which the indemnification provisions of Section 2 relate, NGM shall pay to U.S. Gold the amount of such estimate within 10 days after receipt of such estimate.

4. Termination. This Agreement shall remain in effect until NGM permanently ceases Mining Operations and has completed all reclamation and remediation obligations pertaining to its activities on the Mining Claims in accordance with applicable Environmental Laws, and the appropriate governmental authority has released all bonds or other financial assurances in place in connection therewith.

5. No Third-Party Beneficiaries. The Parties agree that, except as specifically set forth herein, this Agreement shall be construed to benefit the Parties hereto and shall not be construed to create any third party beneficiary rights in any other party or in any governmental organization or agency.

6. Validity. In the event that any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement.

7. No Implied Covenants. No implied term, covenant, condition or provision of any kind whatsoever except for good faith and fair dealing shall affect any of the Parties' respective rights and obligations hereunder, including, without limitation, rights and obligations with respect to NGM's Mining Operations, and the only terms, covenants, conditions or provisions which shall in any way affect any of their respective rights and obligations shall be those expressly set forth in this Agreement.

8. Governing Law and Jurisdiction.

(a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without regard to any conflicts of law provisions that may otherwise require the application of the law of any other jurisdiction.

(b) Any legal proceedings arising out of or relating to this Agreement or its interpretation shall be brought in the federal courts of the United States or the state courts of Nevada, in each case located in Reno, Washoe County, Nevada. Service of process, summons, notice or other document by mail to such Party's address set forth herein shall be effective service of process for any dispute brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any dispute in such courts and irrevocably waive and agree not to plead or claim in any such court that any such dispute brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY DISPUTE OF ANY KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE JURY TRIAL WAIVER CONTAINED IN THIS AGREEMENT IS INTENDED TO APPLY, TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATE TO ANY OR ALL OF THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS OF ANY KIND. THIS AGREEMENT MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS A PARTY'S WRITTEN CONSENT TO SUCH PARTY'S WAIVER OF A JURY TRIAL.

9. Notices. Any notices required under this Agreement shall be sufficiently given if delivered personally, or if sent by prepaid mail or reputable overnight courier, or if transmitted electronically to such Party to the following addresses or at such other address or addresses as the Party to whom such notice or other writing is to be given shall have last notified the Party giving the same in the manner provided in this section:

If to Grantor:

Nevada Gold Mines LLC
1655 Mountain City Highway
Elko, Nevada 89801

Attention: Secretary
Email: LegalNotices@nevadagoldlmines.com
hiliary.wilson@nevadagoldmines.com

With a copy to:

Barrick Gold of North America Inc.
301 S. Main Street, Suite 1150
Salt Lake City, Utah 8l4101
Attention: General Counsel, North America
Email: USLegalNotices@barrick.com
mmccarthy@barrick.com

If to Grantee:

U.S. Gold Corp.
1910 East Idaho Street
Suite 102, Box 604
Elko, Nevada 89801
Attention: Chief Financial Officer
Email: ea@usgoldcorp.com

Any notice or other writing delivered to the Party to whom it is addressed as set forth above shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a business day in the city where the notice is delivered, then such notice or other writing shall be deemed to have been given and received on the next following business day. Any notice or other writing submitted by email shall be deemed to have been given and received on the first business day after its transmission.

10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of U.S. Gold and NGM and their respective successors. Neither Party is entitled to assign its rights or obligations under this Agreement.

11. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the Parties.

12. Counterparts. This Agreement may be executed by each of NGM and U.S. Gold in counterparts and by electronic signature, each of which when so executed and delivered shall be an original, but both such counterparts, whether executed and delivered in the original or by electronic transmission, shall together constitute one and the same agreement.

[REMAINDER OF PAGE LEFT BLANK]

IN WITNESS WHEREOF, the Parties have executed this Agreement on and as of the day and year first above written.

U.S. GOLD CORP.:
a Nevada corporation

By: ______________________________
Name: ____________________________
Title: _____________________________

NEVADA GOLD MINES LLC:
a Delaware limited liability company

By: ______________________________
Name: ____________________________
Title: _____________________________

EXHIBIT D

Memorandum of Assignment

APN #: N/A (Assignment of Earn-In Agreement)

Recorded at the request of, and
when recorded, return to:

Nevada Gold Mines LLC
1655 Mountain City Highway
Elko, Nevada 89801
Attention: Land Manager

Mail Tax Statement to: N/A (Assignment of Agreements)

Space Above for County Recorder's Use

A*ffirmation Statement***:** The undersigned affirms that this document does not contain any social security numbers or other personal information of any person (Per NRS 239B.030).

MEMORANDUM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
(Eureka County)

This Memorandum of Assignment and Assumption Agreement (this "Memorandum"), executed to be effective as of this 9th day of November 2022, at 12:01 a.m. prevailing Pacific Time (the "Effective Time"), by and between Orevada Metals Inc., a Nevada corporation with an address at 1910 East Idaho Street, Suite 102, Box 604, Elko, Nevada 89801 ("Assignor") and Nevada Gold Mines LLC, a Delaware limited liability company with an address at 1655 Mountain City Highway, Elko, Nevada 89801 ("Assignee"). Assignor and Assignee sometimes may be referred to in this Memorandum individually as a "Party", and collectively as the "Parties".

RECITALS

A. Renaissance Exploration, Inc., a Nevada corporation ("RenEx") and Assignor are parties to an Exploration Earn-In Agreement dated February 15, 2019, a memorandum of which was recorded in the official records of Eureka County, Nevada, on May 1, 2020, at Doc. No. 2020-240433, as amended by that certain First Amendment to Earn-in Agreement dated December 17, 2019, which was recorded in the official records of Eureka County, Nevada, on May 8, 2020, at Doc. No. 2020-240463 (collectively, the "Earn-In Agreement"), pursuant to which RenEx granted Assignor the right to explore and earn an interest in certain unpatented mining claims held by RenEx (the "Claims") more particularly described in **Exhibit A** attached hereto.

B. Pursuant to that certain Assignment and Assumption of Earn-In Agreement (the "Assignment Agreement") of even date herewith by and among Assignor, U.S. Gold Corp., a Nevada corporation and Assignor's ultimate parent ("U.S. Gold"), Assignee, and Orogen Royalties

Inc., a Nevada corporation and the ultimate parent of RenEx ("Orogen"), Assignor granted, assigned, transferred and conveyed to Assignee all of Assignor's right, title and interest in and to the Earn-In Agreement and any interest it may have in the Claims, and delegated to Assignee all of Assignor's obligations and liabilities under the Earn-In Agreement.

C. Assignor and Assignee have agreed to execute and record this Memorandum with respect to the Assignment Agreement to set forth certain principal terms of the Assignment Agreement and to give notice to third parties of the rights and obligations of the parties under the Assignment Agreement.

D. Simultaneously with the execution and delivery of the Assignment Agreement, RexEx, Orogen and Assignee have entered into an Amended and Restated Earn-In Agreement (the "A&R Earn-In Agreement"), which supersedes and replaces the Earn-In Agreement in its entirety, with the intention that it take effect immediately upon the effectiveness of the Assignment Agreement.

ASSIGNMENT AND ASSUMPTION

For good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties have agreed (pursuant to the Assignment Agreement) and hereby agree as follows:

1. Pursuant to and subject to the terms and conditions set forth in the Assignment Agreement, as of the Effective Time, (a) Assignor granted, assigned, transferred and conveyed and hereby fully and absolutely grants, assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Earn-In Agreement and any interest it may have in the Claims, free and clear of any liens, mortgages, deeds of trust, pledges, options, security interests, charges or other encumbrances created by, through or under Assignor, and delegated and hereby delegates to Assignee all of Assignor's obligations and liabilities under the Earn-In Agreement; and (b) Assignee accepted and hereby (i) accepts such assignment of Assignor's right, title and interest in and to the Earn-In Agreement and the Claims; (ii) accepted and hereby accepts such delegation of Assignor's obligations and liabilities under the Earn-In Agreement, except the Indemnified Claims; (iii) assumed and agreed and hereby assumes and agrees to be bound by all of the terms of the Earn-In Agreement; and (iv) agreed and hereby agrees to keep, perform, fulfill and observe all of the terms, covenants, obligations, agreements and conditions required to be kept, performed, fulfilled and observed by Assignor under the Earn-In Agreement.

2. Assignor agreed to indemnify, release and hold harmless Assignee from and against any and all claims, lawsuits, liabilities and demands made against Assignee in connection with the Earn-In Agreement arising from any acts and/or omissions of Assignor occurring prior to the Effective Time.

3. As part of the consideration paid by Assignee for the Assignment (as defined in the Assignment Agreement), upon the exercise by Assignee of the Option and the transfer of the Property (each as defined in the A&R Earn-In Agreement, as the same may be renewed, amended or amended and restated from time to time) to Assignee, Assignee has agreed and hereby agrees to grant to U.S. Gold a 0.50% net smelter returns royalty on all gold and other recovered and

salable minerals produced and sold from the Claims (the "Royalty"). The obligation to grant the Royalty shall be binding on the Assignee's successors and any assignees of Assignee's interest in the A&R Earn-In Agreement or the Property (including any amendments, relocations, reacquisitions or conversions thereof).

4. This Memorandum incorporates by reference the representations and warranties, and associated limitations and disclaimers, made in the Assignment Agreement and no others. This Memorandum, being further documentation of the transactions contemplated by the Assignment Agreement, is subject in all respects to the terms and conditions of the Assignment Agreement. In the event of a conflict between any provision of the Memorandum and any provision of the Assignment Agreement, the provisions of the Assignment Agreement will control.

5. This Memorandum may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement.

[SIGNATURES ON THE FOLLOWING PAGE]

Assignor:	Assignee:
Orevada Metals Inc. a Nevada corporation	Nevada Gold Mines LLC, a Delaware limited liability company
By:______________________ Print Name: Its:	By:______________________ Print Name: Hiliary Wilson Its: Secretary

State of ____________)
) ss.
County of ___________)

This instrument was acknowledged before me on November ___, 2022, by Eric Alexander as Secretary/Treasurer of Orevada Metals Inc., a Nevada corporation.

____
Notary Public in and for the State of ______
Residing at: _____________________
Commission Expires: ____________

State of Nevada)
) ss.
County of Elko)

This instrument was acknowledged before me on November ___, 2022, by Hiliary Wilson as Secretary of Nevada Gold Mines LLC, a Delaware limited liability company.

____
Notary Public in and for the State of Nevada
Residing at: _____________________
Commission Expires: ____________

EXHIBIT A to Memorandum

Property

Claim General Information			County Information		BLM Information	
Claim Name	Claim Owner	Date Located	County Name	Document Number	Recorded Date	BLM NMC#
MC # 1	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100670
MC # 2	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100671
MC # 3	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100672
MC # 4	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100673
MC # 5	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100674
MC # 6	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100675
MC # 7	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100676
MC # 8	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100677
MC # 9	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100678
MC # 10	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100679
MC # 11	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100680
MC # 12	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100681
MC # 13	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100682
MC # 14	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100683
MC # 15	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100684
MC # 16	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100685
MC # 17	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100686
MC # 18	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100687
MC # 19	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100688
MC # 20	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100689
MC # 21	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100690
MC # 22	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100691
MC # 23	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100692
MC # 24	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100693
MC # 25	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100694
MC # 26	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100695
MC # 27	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100696
MC # 28	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100697
MC # 29	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100698
MC # 30	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100699
MC # 31	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100700

Claim General Information			County Information		BLM Information	
Claim Name	Claim Owner	Date Located	County Name	Document Number	Recorded Date	BLM NMC#
MC # 32	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100701
MC # 34	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100702
MC # 35	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100703
MC # 36	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100704
MC # 37	Renaissance Exploration Inc.	11/5/1974	Eureka			NMC100705
MC # 38	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100706
MC # 39	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100707
MC # 40	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100708
MC # 41	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100709
MC # 42	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100710
MC # 43	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100711
MC # 44	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100712
MC # 45	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100713
MC # 46	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100714
MC # 47	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100715
MC # 48	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100716
MC # 49	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100717
MC # 50	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100718
MC # 51	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100719
MC # 52	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100720
MC # 53	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100721
MC # 54	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100722
MC # 55	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100723
MC # 56	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100724
MC # 57	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100725
MC # 58	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100726
MC # 59	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100727
MC # 60	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100728
MC # 61	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100729
MC # 62	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100730
MC # 63	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100731
MC # 64	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100732
MC # 65	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100733
MC # 66	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100734
MC # 67	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100735
MC # 68	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100736
MC # 69	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100737
MC # 70	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100738
MC # 71	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100739
MC # 72	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100740

Claim General Information			County Information		BLM Information	
Claim Name	Claim Owner	Date Located	County Name	Document Number	Recorded Date	BLM NMC#
MC # 73	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100741
MC # 74	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100742
MC # 75	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100743
MC # 76	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100744
MC # 77	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100745
MC # 78	Renaissance Exploration Inc.	11/6/1974	Eureka			NMC100746
MC # 79	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273059
MC # 80	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273060
MC # 81	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273061
MC # 82	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273062
MC # 83	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273063
MC # 84	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273064
MC # 85	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273065
MC # 86	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273066
MC # 87	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273067
MC # 88	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273068
MC # 89	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273069
MC # 90	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273070
MC # 91	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273071
MC # 92	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273072
MC # 93	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273073
MC # 94	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273074
MC # 95	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273075
MC # 96	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273076
MC # 97	Renaissance Exploration Inc.	6/6/1983	Eureka			NMC273077
MC # 98	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515882
MC # 99	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515883
MC #100	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515884
MC #101	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515885
MC #102	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515886
MC #103	Renaissance Exploration Inc.	8/24/1988	Eureka			NMC515887
CV #112	Renaissance Exploration Inc.	3/29/1992	Eureka			NMC650284